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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1355

                                 The Alger Funds
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.   REPORT(S) TO STOCKHOLDERS.


                                                                 THE ALGER FUNDS



                                                      ALGER LARGECAP GROWTH FUND
                                                      ALGER SMALLCAP GROWTH FUND
                                                             ALGER BALANCED FUND
                                                        ALGER MIDCAP GROWTH FUND
                                                 ALGER CAPITAL APPRECIATION FUND
                                                      ALGER HEALTH SCIENCES FUND
                                           ALGER SMALLCAP AND MIDCAP GROWTH FUND
                                                         ALGER MONEY MARKET FUND



                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2005



                                                                    [ALGER LOGO]

TABLE OF CONTENTS

THE ALGER FUNDS
Letter to Our Shareholders .................................................   1
Fund Highlights (Unaudited) ................................................   7
Portfolio Summary (Unaudited) ..............................................  14
Schedules of Investments ...................................................  15
Statements of Assets and Liabilities .......................................  50
Statements of Operations ...................................................  52
Statements of Changes in Net Assets ........................................  54
Financial Highlights .......................................................  58
Notes to Financial Statements ..............................................  70
Report of Independent Registered Public Accounting Firm ....................  85
Additional Information (Unaudited) .........................................  86


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are available, we'll send you an e-mail notification with a convenient link that
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


Dear Shareholders,                                             December 12, 2005

THE YEAR IN REVIEW

      The past 12 months had more than their share of challenges. Hurricanes Katrina and Rita devastated the southern coast, leaving hundreds of thousands jobless and without homes, and prompting investor fears of high energy prices (which came true) and inflation (which did not). The war in Iraq entered its third year, and the domestic debate about the war intensified. The job market showed some improvement but job creation and wage growth remained sub-par relative to economic growth and corporate profitability. The Fed--concerned about inflation and the frothiness of the housing market--raised overnight lending rates eight times to 3.75%, the highest level in 4.5 years. In response, anxious investors--and Wall Street professionals, in particular--remained skeptical, adopting a wait-and-see attitude.

      Despite such understandable concerns, the U.S. equity markets have emerged from the bear market of the early 2000s. In fact, since October of 2002, when the market made a post-bubble low, the major U.S. indices have been very strong. So has the economy, both domestically and globally. Over the past year, the U.S. economy showed steady growth of around 3.5%, core inflation excluding energy remained muted at around 2%, and corporate earnings stayed in double-digits, much to the surprise of most strategists. Growth companies in particular saw healthy stock appreciation. Going forward, we see even greater potential for the better growth managers to outperform their benchmarks and the overall markets.

      Challenges for consumers did not necessarily translate into problems for investors. High energy prices created investment opportunities, and energy stocks outperformed all other sectors. Additionally, high gas prices prompted exploration into both alternative sources of energy and innovative solutions to reducing fuel consumption.

      The twin effects of productivity and globalization continue to reshape the competitive landscape for dynamic companies. Information technologies no longer attract the same attention, but their effects on companies are more significant than ever. The result is higher productivity, which translates into higher profitability for many corporations. In addition, more businesses are operating on a global scale, and U.S. corporate profits rose dramatically from foreign sales. Emerging economies in Asia, Latin America and Eastern Europe are all contributing to global economic growth, and China both as a consumer of raw materials and finished goods and as a producer of products for global consumption, shows no signs of diminishing.

      Consumers have also been affected by these trends. In the United States, a critical mass of consumers adopted high-speed broadband technology. As a result, the Internet has become more fully integrated into day-to-day life as a ubiquitous resource for retail, services, entertainment, education, communication, and business needs. This has created opportunities for dynamic new business models, whether it is Google in the on-line search and advertising space, eBay and auctions, or Apple iPods and downloadable music files.

      In sum, for the 12 months ended October 31, 2005, the equity markets experienced modest gains with the Dow gaining 6.4%, the Nasdaq up 8.1% and the S&P 500 up 8.7%. While long-term Treasury yields were markedly inconsistent with the Fed's overnight interest rate increases, the yield on the U.S. Treasury 10-year note was 4.57% on October 31, 2005, compared to 4.05% a year earlier.

PORTFOLIO MATTERS

ALGER SMALLCAP GROWTH FUND

      The Alger SmallCap Growth Fund gained 23.71% compared to the Russell 2000 Growth Index which returned 10.90%. Our holdings in the information technology sector represented an average weight of 25.52% and significantly outperformed the benchmark. Strong contributors included aQuantive, Inc., one of the industry's most successful families of digital marketing companies, Verifone Holdings, Inc., the global leader in secure electronic payment technologies, and SiRF Technology Holdings Inc., a major provider of wireless technologies. During the fiscal year, we shifted our IT weightings out of computers, peripherals and software, and solidified our weight in internet services.

      Our holdings in the health care sector accounted for an average weight of 20.68%, and also outperformed the benchmark. Psychiatric Solutions, Inc., a leading provider of behavioral health programs to children and adults, was among the top-performers. Other top holdings included Intuitive Surgical, Inc., a leader in surgical robotics, and Versicor Inc., a bio-tech company integrating biology and genomics. We were underweight in the industrial sector at 12.05%, compared to the benchmark at 14.34%. However, we significantly outperformed. Leading contributors included BE Aerospace Inc., the world's leading manufacturer of cabin interior products for commercial aircraft and Joy Global Inc., one of the world's leading providers of mining equipment.

      In the financials sector, the Fund held a slight underweight to the benchmark, at 9.34%. While our holdings in this sector outperformed, good returns from GFI Group Inc. and National Financial Partners Corporation were offset by poor performances from Universal American Financial Corp. and East West Bancorp Inc. Consumer discretionary holdings were underweight compared to the benchmark and underperformed.

      In a year beset by rising oil costs, our energy holdings, at an average weight of 8.10%, outperformed the benchmark. Contributors included TODCO, a leading provider of offshore oil and gas drilling services, and Range Resources Corp., an independent U.S. oil and gas company.

ALGER MIDCAP GROWTH FUND

      For the year ended October 31, 2005, the Alger MidCap Growth Fund gained 15.01%, compared to the Russell MidCap Growth Index with a return of 15.90%. Our holdings in consumer discretionary, at an average weight of 22.45%, were underweight, but outperformed the benchmark. Netflix Inc. and Sirius Satellite Radio Inc., both entertainment and media distribution channels, performed well. Toll Brothers Inc., the nation's leading builder of luxury homes, also contributed to the solid performance. Over the course of the year, we minimized our exposure to household durables and increased it in internet and catalog and specialty retail.

      In the energy sector, we took advantage of the rise in fuel costs by increasing our holdings in oil, gas, and consumable fuels. Compared to the benchmark, the Fund had an overweight at 9.96%, and our holdings significantly outperformed. Strong performers included National Oilwell Varco Inc. and
Patterson-UTI Energy, Inc., both prominent oil and gas drilling companies, and EOG Resources, Inc., one of the largest energy resource agencies in the U.S. Both the materials and industrials sectors were also impacted by rising energy prices and our holdings in these sectors outperformed the benchmark with contributors like Peabody Energy Corporation and Joy Global Inc.

      Information technology, at an average weight of 22.84%, was underweight to the benchmark and underperformed. While we saw strong performances from Apple Computer, Inc. and the continued sales dominance of its iPod technology, some holdings underperformed, including PalmSource and Brocade Communications Systems.

      In the health care sector, the Fund, at 17.15%, was underweight compared to the benchmark and underperformed. Detractors included Elan Corp, PLC and IVAX Corporation, a pharmaceutical company. The Fund was also underweight in the financials sector and underperformed the benchmark.

ALGER LARGECAP GROWTH FUND

      The Alger LargeCap Growth Fund gained 14.93% for the fiscal year, compared with a return of 8.82% for the Russell 1000 Growth Index. Information technology represented an average weight of 21.57%. Although the Fund was underweighted compared to the benchmark, it substantially outperformed in this sector. Strong performers included Apple Computer, Inc., and internet distribution channels Google Inc. and Yahoo! Inc. During the fiscal year we shifted our weight in this sector from communications and electronic equipment to computers, peripherals, and software.

      At an average weight of 20.30% our holdings in the health care sector were underweight in comparison to the benchmark, but still significantly outperformed it. The Fund's health care holdings were buoyed by strong performances from Genentech, Inc., a biotech firm, CIGNA Corporation, the leading provider of medical insurance, and Caremark Rx, Inc., one of the nation's largest pharmaceutical firms.

      In the consumer discretionary sector, the Fund was overweight at 20.61% compared to the benchmark, but outperformed with solid returns from Netflix Inc., Hilton Hotels Corp. and MGM MIRAGE. While the Fund saw strong performances in consumer discretionary, we reduced our overall holdings in this sector over the course of the year. In the financials sector, the Fund also outperformed the benchmark.

      Energy stocks accounted for an average weight of 10.01% of the Fund's holdings. Despite strong returns in oil and gas drilling companies, including National Oilwell Varco Inc. and Transocean Inc., the Fund underperformed the benchmark in this sector.

ALGER BALANCED FUND

      The Alger Balanced Fund gained 9.55% for the fiscal year, outperforming the Russell 1000 Growth Index return of 8.82%. Information technology represented an average weight of 21.47% of the Fund's equity holdings, an underweight compared to the benchmark, yet the Fund substantially outperformed in this sector. Strong performers included Apple Computer, Inc., Google Inc. and Yahoo! Inc.

      At an average weight of 20.25% our equity holdings in the health care sector were underweight in comparison to the benchmark, but still significantly outperformed it. The Fund's health care holdings were buoyed by strong performances from Genentech, Inc., CIGNA Corporation, and Caremark Rx, Inc.

      In the consumer discretionary sector, the Fund was overweight at 20.36% compared to the benchmark, but outperformed with solid returns from Netflix Inc., Hilton Hotels Corp. and MGM MIRAGE. While the Fund saw strong performances in consumer discretionary, we reduced our overall holdings in this sector during the year. In the financials sector, the Fund substantially outperformed the benchmark.

      Energy stocks accounted for an average weight of 10.30% of the Fund's equity holdings. The Fund underperformed the benchmark in this sector.

      The fixed income portion of the portfolio reflected a very subdued marketplace this year. As bondholders endured eight 0.25% rate hikes, raising the overnight target lending rate to 3.75% from 2.00% for the fiscal year ended October 31, 2005, the Alger Balanced Fund returned 0.23%. The fixed income portion held 6% Cash, 45% Corporates, 23% U.S. Treasuries, and 26% U.S. Agencies, with an average quality rating of Aa3/AA-.

ALGER HEALTH SCIENCES FUND

      The Alger Health Sciences Fund gained 27.46% for the fiscal year ended October 31, 2005, substantially outperforming the Russell 3000 Growth Index return of 8.99%. The bio-tech industry saw strong returns from companies including Genentech, Inc. and Versicor Inc. Health care providers contributed the lion's share of top-performing holdings. Companies in this industry included Psychiatric Solutions, Inc., PacifiCare Health Systems Inc., a managed care health insurance company, Humana, Inc., offering coordinated health insurance coverage and related services, and Sierra Health Services, a leading provider of managed care benefit plans.

      In health care equipment and support, Hologic, Inc., a developer and manufacturer of proprietary x-ray systems, contributed solid returns. In pharmaceuticals, a number of firms saw strong earnings, including ViroPharma Inc., a developer of proprietary antiviral pharmaceuticals, Vertex Pharmaceuticals Incorporated, and Celgene Corporation, a pharmaceutical company focused on cancer and immunological diseases.

      Detractors in the Fund this year included Pfizer Inc., Pharmion Corp., and Elan Corp. PLC. During the course of the year, minor sector shifts were made. We decreased our weight in pharmaceuticals and increased it in health care equipment and support.

ALGER SMALLCAP AND MIDCAP GROWTH FUND

      The Alger SmallCap and MidCap Growth Fund gained 24.95% for the year ended October 31, 2005, considerably outperforming the Russell 2500 Growth Index return of 13.83%.

      At an average weight of 21.11% our holdings in the health care sector were overweight and significantly outperformed the benchmark. The Fund's health care holdings were bolstered by strong performances from Intuitive Surgical, Inc., Psychiatric Solutions, Inc., and Centene Corp. During the fiscal year, we made slight sector shifts, decreasing our weight in health care providers and pharmaceuticals, and increasing it in bio-tech.

      Information  technology  represented  an  average  weight of 24.82% of the
Fund's holdings, and also considerably outperformed the benchmark. Strong performers included aQuantive, Inc., Verifone Holdings, Inc., and SiRF Technology Holdings Inc.

      Energy stocks accounted for an average weight of 6.55% and here, too, we outperformed the benchmark. Rising energy prices saw strong returns in this sector, including Lone Star Technologies, Inc. and National Oilwell Varco Inc. As we observed continued strong performances in this sector, we increased our holdings throughout the fiscal year. The materials and industrials sectors also benefited from high energy prices, and the Fund saw strong returns from Arch Coal, Inc., BE Aerospace Inc., and Joy Global Inc.

      In the financials sector, the Fund held a slight underweight to the benchmark at 9.55%, and outperformed. Good returns in this sector included GFI Group Inc., an inter-dealer brokerage service provider, Affiliated Managers Group Inc. and National Financial Partners Corporation.

      In the consumer discretionary sector, the Fund was underweight compared to the benchmark at 13.40%, but showed a minor outperformance. Contributors included LIFE TIME FITNESS Inc., Sirius Satellite Radio Inc., and Station Casinos Inc.

ALGER CAPITAL APPRECIATION FUND

      The Alger Capital Appreciation Fund gained 19.23% for the fiscal year, substantially outperforming the Russell 3000 Growth Index return of 8.99%. Information technology represented an average weight of 27.62% of the Fund's holdings, and considerably outperformed the benchmark. Strong IT performers included Google Inc., Palm Inc., and Verifone Holdings, Inc. Throughout the year we shifted our weight in this sector from software to internet services.

      At an average weight of 23.92% our holdings in the health care sector also significantly outperformed the benchmark. The Fund's healthcare holdings were buoyed by strong performances from Genentech, Inc.; PacifiCare Health Systems Inc., and Caremark Rx, Inc.

      The Fund's industrial holdings also performed well, at an average weight of 10.11%. Strong performers included UTi Worldwide Inc. and the Burlington Northern Santa Fe Corporation railway.

      In the consumer discretionary sector, the Fund was underweight at 11.33% compared to the benchmark, but outperformed with a strong, early performance by eBay Inc. and Sirius Satellite Radio Inc. At an average weight of 6.36%, the Fund was markedly underweight in consumer staples. Poor performances by Wal-Mart Stores, Inc. and Avon Products, Inc. were offset by strong returns from contributors like CVS Corp. and Gillette. As we continued to observe similar strong performances, we increased our holdings in this sector by year end.

      Energy stocks accounted for an average weight of 6.20%, and rising energy prices saw strong returns in this sector. The materials sector also exploited high energy prices. While the Fund held only a minor average of 3.13% in this sector, the Fund markedly outperformed the benchmark with strong returns from Peabody Energy Corporation.

LOOKING AHEAD

      At Alger, we look for dynamic, innovative companies regardless of whether the stock markets are dominated by bulls or bears. Our long-term success is not a product of momentum or fads, but that of a highly-disciplined approach grounded in fundamental, bottom-up research, and bolstered by the thorough conviction of our analysts. Looking ahead in 2006, we anticipate a year similar to 2005, with continued strong corporate earnings, and an equity market that increasingly recognizes growth and responds in kind.

      As we end another fiscal year, we'd like to take the opportunity to thank you for growing with us, and continuing to entrust us with your investment needs.

      Respectfully submitted,


      /s/ Daniel C. Chung

      Daniel C. Chung
      Chief Investment Officer



IMPORTANT PERFORMANCE AND OTHER INFORMATION

      The views of the funds' management and the portfolio holdings described in this report are as of October 31, 2005; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A WORD ABOUT RISK

      For a more detailed discussion of the risks associated with a Fund, please see the Funds' Prospectus.

PERFORMANCE

      PERFORMANCE DATA QUOTED IS HISTORICAL. PAST PERFORMANCE IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED.

      Investors should consider the Funds' investment objective, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling (800) 992-5437, visiting our website at www.alger.com, or contacting the Funds' distributor, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, New Jersey 07302. Read the prospectus carefully before investing.

--------------------------------------------------------------------------------
 ALGER LARGECAP GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005 (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                               ALGER LARGECAP              RUSSELL 1000
                                  GROWTH B                 GROWTH INDEX
                               --------------              ------------
         11/1/95                    10000                     10000
                                    10808                     12205
         10/31/97                   13503                     15922
                                    16272                     19845
         10/31/99                   22669                     26641
                                    24311                     29126
         10/31/01                   17510                     17495
                                    13115                     14063
         10/31/03                   16401                     17130
                                    16577                     17711
         10/31/05                   19085                     19273

                                 ENDING VALUE              ENDING VALUE
                                 ALGER LARGECAP            RUSSELL 1000
                                 GROWTH B: $19,085         GROWTH INDEX: $19,273

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index for the ten years ended October 31, 2005. Figures for the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger LargeCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/05+

                                           AVERAGE ANNUAL TOTAL RETURNS
                                     1           5          10           SINCE
                                   YEAR        YEARS       YEARS       INCEPTION
--------------------------------------------------------------------------------
 CLASS A (INCEPTION 1/1/97)        9.72%      (5.32%)        --           6.37%
 Russell 1000 Growth Index         8.82%      (7.93%)        --           4.68%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 11/11/86)      9.93%      (5.36%)      6.68%         11.23%
 Russell 1000 Growth Index         8.82%      (7.93%)      6.78%         10.11%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 8/1/97)       13.95%      (5.01%)        --           3.57%
 Russell 1000 Growth Index         8.82%      (7.93%)        --           1.72%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
 ALGER SMALLCAP GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

Alger SmallCap Growth Fund
         Alger Small Cap B Russell 2000

                                  ALGER SMALLCAP            RUSSELL 2000
                                     GROWTH B               GROWTH INDEX
                                  --------------            ------------
           11/1/95                    10000                     10000
                                      10317                     11332
           10/31/97                   11643                     13732
                                      10288                     11555
           10/31/99                   13590                     14940
                                      13535                     17354
           10/31/01                   7178                      11886
                                      5729                      9323
           10/31/03                   8009                      13661
                                      8402                      14417
           10/31/05                   10403                     15989

                                  ENDING VALUE             ENDING VALUE
                                  ALGER SMALLCAP           RUSSELL 2000
                                  GROWTH B: $10,403        GROWTH INDEX: $15,989


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index for the ten years ended October 31, 2005. Figures for both the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger SmallCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON AS OF 10/31/05+

                                       AVERAGE ANNUAL TOTAL RETURNS
                                    1            5           10          SINCE
                                  YEAR         YEARS        YEARS      INCEPTION
--------------------------------------------------------------------------------
 CLASS A (INCEPTION 1/1/97)       18.10%      (5.72%)         --        (0.07%)
 Russell 2000 Growth Index        10.90%      (1.63%)         --         3.42%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 11/11/86)     18.71%      (5.68%)      0.40%         9.42%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index        10.90%      (1.63%)      4.80%         7.05%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 8/1/97)       22.97%      (5.38%)         --        (1.60%)
 Russell 2000 Growth Index        10.90%      (1.63%)         --         2.41%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
 ALGER BALANCED FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                        ALGER            RUSSELL 1000         LEHMAN GOV'T/
                      BALANCED B         GROWTH INDEX       CREDIT BOND INDEX
                      ----------         ------------       -----------------
   11/1/95              10000                10000                10000
                        10626                12205                10539
   10/31/97             12670                15922                11468
                        14806                19845                12646
   10/31/99             19474                26641                12563
                        21295                29126                13456
   10/31/01             18746                17495                15518
                        16337                14063                16368
   10/31/03             19142                17130                17379
                        19750                17711                18350
   10/31/05             21802                19273                18499

                     ENDING VALUE        ENDING VALUE            ENDING VALUE
                     ALGER BALANCED B:   RUSSELL 1000            LEHMAN BROTHERS
                     $21,802             GROWTH INDEX:           GOV'T/CREDIT
                                         $19,273                 BOND INDEX:
                                                                 $18,499


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Balanced Class B shares, the Russell 1000 Growth Index and the Lehman Brothers Government/Credit Bond Index for the ten years ended October 31, 2005. Figures for the Alger Balanced Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger Balanced Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON AS OF 10/31/05+

                                         AVERAGE ANNUAL TOTAL RETURNS
                                       1           5          10         SINCE
                                     YEAR        YEARS       YEARS     INCEPTION
--------------------------------------------------------------------------------
 CLASS A (INCEPTION 1/1/97)          4.61%      (0.59%)        --        8.03%
 Russell 1000 Growth Index           8.82%      (7.93%)        --        4.68%
 Lehman Gov't/Credit Bond Index      0.82%       6.57%         --        6.49%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 6/1/92)          4.55%      (0.65%)      8.11%       8.53%
 Russell 1000 Growth Index           8.82%      (7.93%)      6.78%       8.28%
 Lehman Gov't/Credit Bond Index      0.82%       6.57%       6.35%       6.87%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 8/1/97)          8.54%      (0.26%)        --        6.02%
 Russell 1000 Growth Index           8.82%      (7.93%)        --        1.72%
 Lehman Gov't/Credit Bond Index      0.82%       6.57%         --        6.22%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
 ALGER MIDCAP GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                                   ALGER MIDCAP        RUSSELL MIDCAP
                                     GROWTH B           GROWTH INDEX
                                   ------------        --------------
               11/1/95                 10000                10000
                                       10643                11796
               10/31/97                12917                14698
                                       13723                15054
               10/31/99                18160                20727
                                       26591                28741
               10/31/01                20607                16445
                                       16220                13548
               10/31/03                22543                18873
                                       23310                20529
               10/31/05                26824                23792

                                   ENDING VALUE        ENDING VALUE
                                   ALGER MIDCAP        RUSSELL MIDCAP
                                   GROWTH B: $26,824   GROWTH INDEX: $23,792


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Class B shares and Russell Midcap Growth Index for the ten years ended October 31, 2005. Figures for the Alger MidCap Growth Class B shares and Russell Midcap Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON AS OF 10/31/05+

                                          AVERAGE ANNUAL TOTAL RETURNS
                                     1            5          10          SINCE
                                   YEAR         YEARS       YEARS      INCEPTION
--------------------------------------------------------------------------------
 CLASS A (INCEPTION 1/1/97)         9.76%      (0.45%)        --        10.66%
 Russell Midcap Growth Index       15.90%      (3.71%)        --         7.77%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 5/24/93)       10.01%      (0.46%)     10.37%       14.33%
 Russell Midcap Growth Index       15.90%      (3.71%)      9.05%       10.10%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 8/1/97)        14.05%      (0.11%)        --         8.95%
 Russell Midcap Growth Index       15.90%      (3.71%)        --         5.86%


THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
 ALGER CAPITAL APPRECIATION FUND FUND HIGHLIGHTS
 THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES -- 10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                            ALGER CAPITAL               RUSSELL 3000
                            APPRECIATION B              GROWTH INDEX
                            --------------              ------------
               11/1/95           10000                      10000
                                 11948                      12114
               10/31/98          14457                      15705
                                 15882                      18907
               10/31/99          25885                      25316
                                 28888                      27798
               10/31/01          18157                      16861
                                 13664                      13532
               10/31/03          17117                      16691
                                 16919                      17279
               10/31/05          20178                      18832

                            ENDING VALUE                ENDING VALUE
                            ALGER CAPITAL               RUSSELL 3000
                            APPRECIATION B: $20,178     GROWTH INDEX: $18,832


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index for the ten years ended October 31, 2005. Figures for the Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger Capital Appreciation Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON AS OF 10/31/05+

                                       AVERAGE ANNUAL TOTAL RETURNS
                                     1            5          10          SINCE
                                   YEAR         YEARS       YEARS      INCEPTION
--------------------------------------------------------------------------------
 CLASS A (INCEPTION 1/1/97)       13.92%       (7.52%)        --         6.01%
 Russell 3000 Growth Index         8.99%       (7.49%)        --         4.50%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 11/1/93)      14.23%       (7.58%)      7.27%       11.80%
 Russell 3000 Growth Index         8.99%       (7.49%)      6.53%        8.05%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 8/1/97)       18.25%       (7.24%)        --         3.13%
 Russell 3000 Growth Index         8.99%       (7.49%)        --         1.72%


THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
 ALGER HEALTH SCIENCES FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/01/02 TO 10/31/05
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                               ALGER HEALTH             RUSSELL 3000
                                SCIENCES B              GROWTH INDEX
                               ------------             ------------
               5/01/02             10000                    10000
               10/31/02             9260                     8134
               10/31/03            11780                    10032
               10/31/04            13300                    10386
               10/31/05            16952                    11319

                               ENDING VALUE             ENDING VALUE
                               ALGER HEALTH             RUSSELL 3000
                               SCIENCES B: $16,952      GROWTH INDEX: $11,319


The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Class B shares and the Russell 3000 Growth Index on May 1, 2002, the inception date of the Alger Health Sciences Fund, through October 31, 2005. Figures for both the Alger Health Sciences Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger Health Sciences Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON AS OF 10/31/05+

                                             AVERAGE ANNUAL TOTAL RETURNS
                                           1                         SINCE
                                          YEAR                     INCEPTION
--------------------------------------------------------------------------------
 CLASS A (INCEPTION 5/1/02)              21.54%                      15.29%
 Russell 3000 Growth Index                8.99%                       3.60%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 5/1/02)              22.46%                      15.88%
 Russell 3000 Growth Index                8.99%                       3.60%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 5/1/02)              26.38%                      16.25%
 Russell 3000 Growth Index                8.99%                       3.60%

THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
 ALGER SMALLCAP AND MIDCAP GROWTH FUND FUND HIGHLIGHTS
 THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES FROM 5/8/02 TO 10/31/05
--------------------------------------------------------------------------------

        [The table below represents a line chart in the printed report.]

                             ALGER SMALLCAP AND          RUSSELL 2500
                              MIDCAP GROWTH B            GROWTH INDEX
                             ------------------          ------------
               5/8/02              10000                    10000
               10/31/02             7630                     7434
               10/31/03             9870                    10761
               10/31/04            10270                    11422
               10/31/05            12832                    13001

                             ENDING VALUE                ENDING VALUE
                             ALGER SMALLCAP AND          RUSSELL 2500
                             MIDCAP GROWTH B: $12,832    GROWTH INDEX: $13,001


The  chart  above  illustrates  the  change in value of a  hypothetical  $10,000 investment made in Alger SmallCap and MidCap Growth Class B shares and the Russell 2500 Growth Index on May 8, 2002, the inception date of the Alger SmallCap and MidCap Growth Fund, through October 31, 2005. Figures for both the Alger SmallCap and MidCap Growth Class B shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger SmallCap and MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON AS OF 10/31/05+

                                             AVERAGE ANNUAL TOTAL RETURNS
                                           1                         SINCE
                                          YEAR                     INCEPTION
--------------------------------------------------------------------------------
 CLASS A (INCEPTION 5/8/02)              19.10%                      6.51%
 Russell 2500 Growth Index               13.83%                      7.82%
--------------------------------------------------------------------------------
 CLASS B (INCEPTION 5/8/02)              19.95%                      6.94%
 Russell 2500 Growth Index               13.83%                      7.82%
--------------------------------------------------------------------------------
 CLASS C (INCEPTION 5/8/02)              23.95%                      7.42%
 Russell 2500 Growth Index               13.83%                      7.82%

THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

PORTFOLIO SUMMARY* (UNAUDITED)
                                                                        SMALLCAP
                                                       CAPITAL            AND
                            LARGECAP SMALLCAP  MIDCAP  APPRECI-  HEALTH  MIDCAP
SECTORS                      GROWTH   GROWTH   GROWTH   ATION   SCIENCES GROWTH
-------                       -----   -----    -----    -----   -------- ------
Consumer Discretionary ......  15.9%   12.1%    15.5%    10.6%      --    12.7%
Consumer Staples ............   2.8     0.9       --      9.2      0.6%     --
Energy ......................  14.0     7.8     15.8      9.0       --     7.7
Financials ..................   9.0     8.6      6.3      3.7      1.1     9.6
Health Care .................  21.9    21.9     20.1     21.8     79.6    20.4
Industrials .................   3.2    14.0      7.7     10.5       --    16.0
Information Technology ......  28.2    24.0     24.9     27.5       --    23.8
Materials ...................   1.0     2.0      2.4      1.5      1.0     2.1
Telecommunication Services ..   2.0     3.0      3.9      4.7       --     3.2
Cash and Net Other Assets ...   2.0     5.7      3.4      1.5     17.7     4.5
                              -----   -----    -----    -----    -----   -----
                              100.0%  100.0%   100.0%   100.0%   100.0%  100.0%
                              =====   =====    =====    =====    =====   =====


SECTORS/SECURITY TYPES                                             BALANCED FUND
----------------------                                             -------------
Consumer Discretionary .............................................   10.1%
Consumer Staples ...................................................    1.8
Energy .............................................................    9.7
Financials .........................................................    6.0
Health Care ........................................................   14.6
Industrials ........................................................    2.3
Information Technology .............................................   18.3
Materials ..........................................................    0.6
Telecommunication Services .........................................    1.4
                                                                      -----
  Total Common Stocks ..............................................   64.8%
                                                                      -----

Corporate Obligations ..............................................   15.8%
Agency Obligations .................................................    8.9
US Treasury Obligations ............................................    7.9
                                                                      -----
  Total Obligations ................................................   32.6%
                                                                      -----

Cash and Net Other Assets ..........................................    2.6%
                                                                      -----
                                                                      100.0%
                                                                      =====


                                                                   MONEY MARKET
DAYS TO MATURITY                                                       FUND
----------------                                                   ------------
0 to 30 ............................................................   88.4%
31 to 60 ...........................................................   11.6
                                                                      -----
                                                                      100.0%
                                                                      =====


----------
* Based on net assets for each Fund, except for Money Market Fund which is based on total investments.

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

COMMON STOCKS--98.0%                                   SHARES          VALUE
                                                      --------      ------------

AEROSPACE & DEFENSE--2.0%
General Dynamics Corporation .....................      77,100      $  8,966,730
                                                                    ------------

BIOTECHNOLOGY--5.6%
Amgen Inc.* ......................................     117,800         8,924,528
Genentech, Inc.* .................................      81,700         7,402,020
Gilead Sciences, Inc.* ...........................      94,800         4,479,300
MedImmune, Inc.* .................................     138,500         4,844,730
                                                                    ------------
                                                                      25,650,578
                                                                    ------------

CAPITAL MARKETS--3.2%
Legg Mason, Inc. .................................      75,400         8,091,174
Merrill Lynch & Co., Inc. ........................     100,000         6,474,000
                                                                    ------------
                                                                      14,565,174
                                                                    ------------

CHEMICALS--1.0%
Lyondell  Chemical Company .......................     165,000         4,422,000
                                                                    ------------

COMMUNICATION EQUIPMENT--7.3%
Corning Incorporated* ............................     242,100         4,863,789
Motorola, Inc. ...................................     454,000        10,060,640
QUALCOMM Inc. ....................................     214,600         8,532,496
Research In Motion Limited* ......................     158,700         9,758,463
                                                                    ------------
                                                                      33,215,388
                                                                    ------------

COMMUNICATION TECHNOLOGY--1.0%
Nextel Partners, Inc. Cl. A* .....................     180,100         4,529,515
                                                                    ------------

COMPUTERS & PERIPHERALS--4.6%
Apple Computer, Inc.* ............................     285,100        16,418,909
Network Appliance, Inc.* .........................     167,700         4,588,272
                                                                    ------------
                                                                      21,007,181
                                                                    ------------

COMPUTER TECHNOLOGY--.8%
NAVTEQ*+ .........................................      92,800         3,630,336
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES--2.4%
Citigroup Inc. ...................................      85,800         3,927,924
Principal Financial Group (The)* .................     143,000         7,097,090
                                                                    ------------
                                                                      11,025,014
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
ALLTEL Corporation ...............................      72,500         4,484,850
                                                                    ------------

ELECTRONICS--1.0%
Nintendo Co., Ltd ADR # ..........................     328,500         4,571,702
                                                                    ------------

ENERGY EQUIPMENT & SERVICES--4.4%
National-Oilwell Varco Inc.* .....................     164,200        10,257,574
Suncor Energy, Inc. ..............................     125,000         6,703,750
Transocean Inc.* .................................      58,100         3,340,169
                                                                    ------------
                                                                      20,301,493
                                                                    ------------

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

FINANCIAL INFORMATION SERVICES--1.0%
Genworth Financial Inc. Cl. A ....................     147,100      $  4,661,599
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
Medtronic, Inc. ..................................      81,000         4,589,460
St. Jude Medical, Inc.* ..........................      80,200         3,855,214
                                                                    ------------
                                                                       8,444,674
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES--8.9%
Caremark Rx, Inc.* ...............................     171,950         9,010,180
CIGNA Corporation ................................      61,900         7,172,353
Humana Inc.* .....................................     287,100        12,744,369
Medco Health Solutions, Inc.* ....................     211,000        11,921,500
                                                                    ------------
                                                                      40,848,402
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE--3.3%
Carnival Corporation .............................      92,400         4,589,508
Starbucks Corporation* ...........................      82,000         2,318,960
Starwood Hotels & Resorts Worldwide, Inc. ........     138,600         8,098,398
                                                                    ------------
                                                                      15,006,866
                                                                    ------------

HOUSEHOLD PRODUCTS--1.8%
Procter & Gamble Company .........................     145,700         8,157,743
                                                                    ------------

INSURANCE--2.4%
American International Group, Inc. ...............     106,800         6,920,640
Marsh & McLennan Companies, Inc. .................     139,100         4,054,765
                                                                    ------------
                                                                      10,975,405
                                                                    ------------

INTERNET & CATALOG RETAIL--3.5%
eBay Inc.* .......................................     257,300        10,189,080
Netflix  Inc.* ...................................     223,100         5,892,071
                                                                    ------------
                                                                      16,081,151
                                                                    ------------

INTERNET SOFTWARE & SERVICES--6.7%
Google Inc. Cl. A* ...............................      44,400        16,523,016
Yahoo! Inc.* .....................................     388,500        14,362,845
                                                                    ------------
                                                                      30,885,861
                                                                    ------------

MACHINERY--1.3%
Caterpillar Inc. .................................     110,500         5,811,195
                                                                    ------------

MEDIA--6.8%
Disney (Walt) Company ............................     214,200         5,220,054
News Corporation Cl. A ...........................     320,900         4,572,825
Sirius Satellite Radio Inc.* .....................   1,114,800         6,956,352
Univision Communications Inc. Cl. A* .............      87,000         2,274,180
XM Satellite Radio Holdings Inc. Cl. A* ..........     426,700        12,301,761
                                                                    ------------
                                                                      31,325,172
                                                                    ------------

METALS & MINING--3.0%
Peabody Energy Corporation .......................     175,700        13,732,712
                                                                    ------------

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

MULTILINE RETAIL--.9%
Federated Department Stores, Inc. ................      66,500      $  4,081,105
                                                                    ------------

OIL & GAS--6.6%
Burlington Resources Inc. ........................      47,200         3,408,784
Chesapeake Energy Corporation ....................     134,300         4,311,030
Sasol  Ltd. ADR # ................................     132,350         4,232,553
Talisman Energy Inc. .............................     241,600        10,700,464
Valero Energy Corporation ........................      70,300         7,398,372
                                                                    ------------
                                                                      30,051,203
                                                                    ------------

PERSONAL CARE--1.9%
Bausch & Lomb Incorporated .......................     115,785         8,590,089
                                                                    ------------

PHARMACEUTICALS--3.6%
Schering-Plough Corporation ......................     389,800         7,928,532
Wyeth ............................................     194,200         8,653,552
                                                                    ------------
                                                                      16,582,084
                                                                    ------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--3.2%
Altera Corporation* ..............................     271,300         4,517,145
Intel Corporation ................................     148,650         3,493,275
Marvell Technology Group Ltd.* ...................     147,000         6,822,270
                                                                    ------------
                                                                      14,832,690
                                                                    ------------

SOFTWARE--4.6%
Check Point Software Technologies Ltd.* ..........     206,400         4,615,104
Microsoft Corporation ............................     273,730         7,034,861
Oracle Corporation* ..............................     374,200         4,744,856
Symantec Corporation* ............................     195,900         4,672,215
                                                                    ------------
                                                                      21,067,036
                                                                    ------------

SPECIALTY RETAIL--1.4%
Bed Bath & Beyond Inc.* ..........................     156,500         6,341,380
                                                                    ------------

TOBACCO--1.0%
Altria Group, Inc. ...............................      60,900         4,570,545
                                                                    ------------

Total Common Stocks
  (Cost $418,828,067) ............................                   448,416,873
                                                                    ------------

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                CONTRACTS        VALUE
                                                      ---------     ------------


PURCHASED OPTIONS--.2%
NAVTEQ/April/40+ .................................         597      $    274,620
XM Satellite Radio Holdings/January/32.5+ ........       1,512           680,400
                                                                    ------------

Total Purchased Put Options
  (Cost $845,996) ................................                       955,020
                                                                    ------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ---------
SHORT-TERM INVESTMENTS--.9%
U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association,
  3.62%, 11/1/05
  (Cost $4,030,000) ..............................     $4,030,000      4,030,000
                                                                    ------------

Total Investments
  (Cost $423,704,063) (a) ........................          99.1%    453,401,893
Other Assets in Excess of Liabilities ............           0.9       4,208,629
                                                         -------    ------------
Net Assets .......................................         100.0%   $457,610,522
                                                         =======    ============

----------

 *  Non-income producing security.

 #  American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $428,691,631 amounted to $24,710,262 which consisted of aggregate gross unrealized appreciation of $38,727,094 and aggregate gross unrealized depreciation of $14,016,832.

 + All or a portion of the securities are pledged as collateral for options written.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER LARGECAP GROWTH FUND
SCHEDULE OF OPTIONS WRITTEN
October 31, 2005
                                                         SHARES
                                                       SUBJECT TO
CALL OPTIONS WRITTEN                      CONTRACTS     CALL/PUT
                                          ---------    ----------

NAVTEQ/April/55                                320        32,000        $ 17,600
NAVTEQ/April/50                                325        32,500          40,625
                                                                      ----------

TOTAL
  (PREMIUMS RECEIVED $113,955)                                            58,225
                                                                      ----------


PUT OPTIONS WRITTEN
NAVTEQ/April/30                                597        59,700          68,655
XM Satellite Radio Holdings/January/30       1,512       151,200         400,680
                                                                      ----------
TOTAL
  (PREMIUMS RECEIVED $459,748)                                           469,335
                                                                      ----------

TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $573,703)                                          $527,560
                                                                      ==========

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

COMMON STOCKS--94.3%                                   SHARES          VALUE
                                                      --------      ------------


AEROSPACE & DEFENSE--3.3%
BE Aerospace, Inc.* ..............................     115,200      $  2,088,576
Esterline Technologies Corporation* ..............      53,600         2,018,040
SI International Inc.* ...........................      61,900         1,787,053
                                                                    ------------
                                                                       5,893,669
                                                                    ------------

AIRLINES--1.1%
AirTran Holdings, Inc.* ..........................     127,800         1,911,888
                                                                    ------------

AUTO COMPONENTS--.8%
LKQ Corporation* .................................      44,100         1,336,230
                                                                    ------------

BIOTECHNOLOGY--4.9%
Alkermes, Inc.* ..................................     103,700         1,689,273
Encysive Pharmaceuticals Inc.* ...................     133,000         1,396,500
Keryx Biopharmaceuticals, Inc.* ..................      56,200           812,090
Rigel Pharmaceuticals, Inc.* .....................      74,600         1,674,770
Theravance, Inc.* ................................      67,300         1,458,391
Vertex Pharmaceuticals Incorporated* .............      75,400         1,715,350
                                                                    ------------
                                                                       8,746,374
                                                                    ------------

CAPITAL MARKETS--3.1%
Affiliated Managers Group, Inc.* .................      24,125         1,851,594
Greenhill & Co., Inc. ............................      38,200         1,831,690
National Financial Partners Corporation ..........      41,800         1,890,614
                                                                    ------------
                                                                       5,573,898
                                                                    ------------

CHEMICALS--.9%
Westlake Chemical Corporation ....................      53,200         1,548,120
                                                                    ------------

COMMERCIAL BANKS--1.3%
Boston Private Financial Holdings, Inc. ..........      78,100         2,260,995
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES--5.4%
CoStar Group Inc.* ...............................      33,200         1,591,940
FTI  Consulting, Inc.* ...........................      83,000         2,271,710
Gevity HR, Inc. ..................................      72,900         1,876,446
Navigant Consulting, Inc.* .......................      87,600         1,836,972
Universal Technical Institute Inc.* ..............      60,500         1,895,465
                                                                    ------------
                                                                       9,472,533
                                                                    ------------

COMMUNICATION EQUIPMENT--1.8%
F5 Networks, Inc.* ...............................      29,500         1,534,885
Powerwave Technologies, Inc.* ....................     146,000         1,636,660
                                                                       3,171,545
                                                                    ------------

COMPUTER SERVICES--1.1%
Open Solutions Inc.* .............................      89,500         1,916,195
                                                                    ------------

COMPUTER TECHNOLOGY--.9%
Secure Computing Corporation* ....................     135,300         1,620,894
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

CONSTRUCTION & ENGINEERING--1.2%
URS Corporation* .................................      54,300      $  2,195,349
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
Multi-Fineline Electronix, Inc.* .................      31,600           841,192
                                                                    ------------

ENERGY EQUIPMENT & SERVICES--2.8%
Hornbeck Offshore Services, Inc.* ................      69,600         2,241,816
Lone Star Technologies, Inc.* ....................      32,100         1,468,575
Pioneer Drilling Company* ........................      75,900         1,300,167
                                                                    ------------
                                                                       5,010,558
                                                                    ------------

FINANCIAL INFORMATION SERVICES--1.1%
GFI Group Inc.* ..................................      43,600         1,960,256
                                                                    ------------

FOOD & STAPLES RETAILING--.9%
Performance Food Group Co.* ......................      55,700         1,536,763
                                                                    ------------

FOREIGN SEA FREIGHT--.9%
Genco Shipping & Trading Ltd.* ...................      92,100         1,513,203
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--6.3%
Haemonetics Corporation* .........................      39,000         1,889,550
Hologic, Inc.* ...................................      37,600         2,085,296
Illumina, Inc.* ..................................     115,500         1,798,335
Intuitive Surgical, Inc.* ........................      14,750         1,308,768
Sybron Dental Specialties, Inc.* .................      45,000         1,930,500
Ventana Medical Systems, Inc.* ...................      53,700         2,058,321
                                                                    ------------
                                                                      11,070,770
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES--6.7%
Psychiatric Solutions, Inc.* .....................      41,550         2,272,785
Sierra Health Services, Inc.* ....................      28,700         2,152,500
Sunrise Senior  Living Inc.* .....................      59,900         1,937,166
Symbion, Inc.* ...................................      93,200         2,109,116
VCA Antech, Inc.* ................................      63,500         1,638,300
WellCare Health Plans Inc.* ......................      57,300         1,804,950
                                                                    ------------
                                                                      11,914,817
                                                                    ------------

HOTELS, MOTELS, AND TOURIST COURTS--.4%
Isle of Capri Casinos, Inc.* .....................      36,400           774,592
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE--1.9%
Applebee's International, Inc. ...................      69,212         1,516,435
Red Robin Gourmet Burgers Inc.* ..................      38,250         1,844,797
                                                                    ------------
                                                                       3,361,232
                                                                    ------------

INFORMATION TECHNOLOGY SERVICES--1.7%
Global Payments Inc. .............................      42,500         1,821,125
Kanbay International Inc.* .......................      78,700         1,147,446
                                                                    ------------
                                                                       2,968,571
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

INSURANCE--2.2%
Ohio Casualty Corporation ........................      77,400      $  2,111,472
Platinum Underwriters Holdings, Inc. .............      29,300           834,757
Universal American Financial Corp.* ..............      60,300           892,440
                                                                    ------------
                                                                       3,838,669
                                                                    ------------

INTERNET SOFTWARE & SERVICES--5.8%
Allscripts Healthcare Solutions, Inc.* ...........     102,200         1,635,200
aQuantive, Inc.* .................................      67,600         1,463,540
IVillage Inc.* ...................................     198,300         1,457,505
Jupitermedia Corporation* ........................     107,700         1,830,900
Netease.com Inc. ADR*# ...........................      18,500         1,410,995
Openwave Systems, Inc.* ..........................      75,933         1,356,923
TNS Inc.* ........................................      16,100           283,038
WebEx Communications, Inc.* ......................      32,200           737,702
                                                                    ------------
                                                                      10,175,803
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS--1.3%
LIFE TIME FITNESS, Inc.* .........................      59,700         2,217,258
                                                                    ------------

MACHINERY--4.0%
Actuant Corporation Cl. A ........................      43,000         2,094,100
Bucyrus International, Inc. Cl. A ................      45,300         1,882,215
Gardner Denver Inc.* .............................      46,400         2,255,040
Watts Water Technologies, Inc. Cl. A .............      30,900           857,784
                                                                    ------------
                                                                       7,089,139
                                                                    ------------

MEDIA--3.1%
Harris Interactive Inc.* .........................     284,500         1,186,365
Media General, Inc. Cl. A ........................      25,770         1,359,368
Spanish Broadcasting System, Inc. Cl. A* .........     214,900         1,310,890
World Wrestling Entertainment, Inc. Cl. A ........     132,300         1,686,825
                                                                    ------------
                                                                       5,543,448
                                                                    ------------

MEDICAL TECHNOLOGY--.5%
Syneron Medical Ltd.* ............................      22,300           801,462
                                                                    ------------

METALS & MINING--2.0%
Alpha Natural Resources, Inc.* ...................      67,800         1,610,250
Cleveland-Cliffs Inc. ............................      24,600         2,005,884
                                                                    ------------
                                                                       3,616,134
                                                                    ------------

OIL & GAS--4.0%
Carrizo  Oil & Gas, Inc.* ........................      58,400         1,514,896
Energy Partners, Ltd.* ...........................      58,400         1,481,608
Grey Wolf, Inc.* .................................     230,200         1,767,936
TODCO* ...........................................      53,634         2,400,121
                                                                    ------------
                                                                       7,164,561
                                                                    ------------

PHARMACEUTICAL PREPARATIONS--1.0%
Adams Respiratory Therapeutics, Inc.* ............      47,300         1,769,020
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

PHARMACEUTICALS--1.6%
Impax Laboratories, Inc.* ........................     101,500      $  1,075,900
Medicines Company* ...............................     100,500         1,722,570
                                                                    ------------
                                                                       2,798,470
                                                                    ------------

RETAIL--.9%
Phillips-Van Heusen Corporation ..................      58,700         1,670,015
                                                                    ------------

ROAD & RAIL--1.3%
Landstar Systems, Inc. ...........................      58,500         2,253,420
                                                                    ------------

SEMICONDUCTOR CAPITAL EQUIPMENT--2.7%
FormFactor Inc.* .................................      55,600         1,368,872
SiRF Technology Holdings, Inc.* ..................      74,900         1,931,671
Veeco Instruments Inc.* ..........................      97,300         1,546,097
                                                                    ------------
                                                                       4,846,640
                                                                    ------------

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT--4.3%
ATMI, Inc.* ......................................      54,900         1,499,319
Microsemi Corporation* ...........................      74,900         1,735,433
Photronics, Inc.* ................................      66,700         1,200,600
Tessera Technologies Inc.* .......................      58,000         1,618,200
Trident Microsystems, Inc.* ......................      52,900         1,600,754
                                                                    ------------
                                                                       7,654,306
                                                                    ------------

SOFTWARE--4.1%
Hyperion Solutions Corporation* ..................      43,200         2,089,152
Quest Software, Inc.* ............................     119,150         1,657,376
Take-Two Interactive Software, Inc.* .............      44,100           910,665
Verifone Holdings Inc.* ..........................     113,750         2,639,000
                                                                    ------------
                                                                       7,296,193
                                                                    ------------

SPECIALTY RETAIL--2.6%
AnnTaylor Stores Corporation* ....................      75,600         1,834,812
DSW Inc. Cl. A* ..................................      62,200         1,295,004
Guitar Center, Inc.* .............................      28,050         1,461,685
                                                                    ------------
                                                                       4,591,501
                                                                    ------------

THRIFTS & MORTGAGE FINANCE--.9%
Brookline Bancorp, Inc. ..........................     114,900         1,614,345
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES--3.0%
InPhonic, Inc.* ..................................      94,000         1,359,240
SBA Communications Corporation Cl. A* ............     145,100         2,143,127
UbiquiTel Inc.* ..................................     199,200         1,721,088
                                                                    ------------
                                                                       5,223,455
                                                                    ------------

Total Common Stocks
  (Cost $142,749,499) ............................                   166,763,483
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
                                                        PRINCIPAL
SHORT-TERM INVESTMENTS--5.7%                              AMOUNT       VALUE
                                                       -----------  ------------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 3.62%, 11/1/05
  (Cost $10,142,000) ................................  $10,142,000  $ 10,142,000
                                                                    ------------

Total Investments
  (Cost $152,891,499) (a) ...........................       100.0%   176,905,483
Other Assets in Excess of Liabilities ...............         0.0         28,223
                                                          -------   ------------
Net Assets ..........................................       100.0%  $176,933,706
                                                          =======   ============

----------

 *  Non-income producing security.

 #  American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $152,931,224 amounted to $23,974,259 which consisted of aggregate gross unrealized appreciation of $30,994,723 and aggregate gross unrealized depreciation of $7,020,464.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

COMMON STOCKS--64.8%                                   SHARES          VALUE
                                                      --------      ------------

AEROSPACE & DEFENSE--1.4%
General Dynamics Corporation .....................      19,700      $  2,291,110
                                                                    ------------

BIOTECHNOLOGY--3.8%
Amgen Inc.* ......................................      28,400         2,151,584
Genentech, Inc.* .................................      20,600         1,866,360
Gilead Sciences, Inc.* ...........................      22,900         1,082,025
MedImmune, Inc.* .................................      33,400         1,168,332
                                                                    ------------
                                                                       6,268,301
                                                                    ------------

CAPITAL MARKETS--2.1%
Legg Mason, Inc. .................................      18,400         1,974,504
Merrill Lynch & Co., Inc. ........................      24,200         1,566,708
                                                                    ------------
                                                                       3,541,212
                                                                    ------------

CHEMICALS--.6%
Lyondell  Chemical Company .......................      39,500         1,058,600
                                                                    ------------

COMMUNICATION EQUIPMENT--4.8%
Corning Incorporated* ............................      60,900         1,223,481
Motorola, Inc. ...................................     109,500         2,426,520
QUALCOMM Inc. ....................................      51,700         2,055,592
Research In Motion Limited* ......................      37,800         2,324,322
                                                                    ------------
                                                                       8,029,915
                                                                    ------------

COMMUNICATION TECHNOLOGY--.7%
Nextel Partners, Inc. Cl. A* .....................      45,600         1,146,840
                                                                    ------------

COMPUTERS & PERIPHERALS--3.1%
Apple Computer, Inc.* ............................      68,800         3,962,192
Network Appliance, Inc.* .........................      40,400         1,105,344
                                                                    ------------
                                                                       5,067,536
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES--1.6%
Citigroup Inc. ...................................      20,700           947,646
Principal Financial Group (The)* .................      34,500         1,712,235
                                                                       2,659,881
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES--.7%
ALLTEL Corporation ...............................      18,000         1,113,480
                                                                    ------------

ELECTRONICS--.7%
Nintendo Co., Ltd. ADR # .........................      78,700         1,095,260
                                                                    ------------

ENERGY EQUIPMENT & SERVICES--3.0%
National-Oilwell Varco Inc.* .....................      36,450         2,277,032
Suncor Energy, Inc. ..............................      34,200         1,834,146
Transocean Inc.* .................................      16,500           948,585
                                                                    ------------
                                                                       5,059,763
                                                                    ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

FINANCIAL INFORMATION SERVICES--.7%
Genworth Financial Inc. Cl. A ....................      35,500      $  1,124,995
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Medtronic, Inc. ..................................      19,400         1,099,204
St. Jude Medical, Inc.* ..........................      19,300           927,751
                                                                    ------------
                                                                       2,026,955
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES--6.0%
Caremark Rx, Inc.* ...............................      41,450         2,171,980
CIGNA Corporation ................................      15,100         1,749,637
Humana Inc.* .....................................      69,200         3,071,788
Medco Health Solutions, Inc.* ....................      50,900         2,875,850
                                                                    ------------
                                                                       9,869,255
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE--2.2%
Carnival Corporation .............................      22,300         1,107,641
Starbucks Corporation* ...........................      19,600           554,288
Starwood Hotels & Resorts Worldwide, Inc. ........      33,200         1,939,876
                                                                    ------------
                                                                       3,601,805

HOUSEHOLD PRODUCTS--1.2%
Procter & Gamble Company .........................      34,755         1,945,932
                                                                    ------------

INSURANCE--1.6%
American International Group, Inc. ...............      25,800         1,671,840
Marsh & McLennan Companies, Inc. .................      33,500           976,525
                                                                    ------------
                                                                       2,648,365
                                                                    ------------

INTERNET & CATALOG RETAIL--2.3%
eBay Inc.* .......................................      62,000         2,455,200
Netflix  Inc.* ...................................      54,050         1,427,461
                                                                    ------------
                                                                       3,882,661
                                                                    ------------

INTERNET SOFTWARE & SERVICES--4.5%
Google Inc. Cl. A* ...............................      10,700         3,981,898
Yahoo! Inc.* .....................................      93,700         3,464,089
                                                                    ------------
                                                                       7,445,987
                                                                    ------------

MACHINERY--.9%
Caterpillar Inc. .................................      27,400         1,440,966
                                                                    ------------

MEDIA--3.9%
Disney (Walt) Company ............................      51,600         1,257,492
News Corporation Cl. A ...........................      77,800         1,108,650
Sirius Satellite Radio Inc.* .....................     268,800         1,677,312
Univision Communications Inc. Cl. A* .............      20,800           543,712
XM Satellite Radio Holdings Inc. Cl. A* ..........      64,050         1,846,561
                                                                    ------------
                                                                       6,433,727
                                                                    ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

METALS & MINING--2.0%
Peabody Energy Corporation .......................      42,150      $  3,294,444
                                                                    ------------
MULTILINE RETAIL--.6%
Federated Department Stores, Inc. ................      15,900           975,783
                                                                    ------------

OIL & GAS--4.6%
Burlington Resources Inc. ........................      11,500           830,530
Chesapeake Energy Corporation ....................      32,900         1,056,090
Sasol  Ltd. ADR # ................................      31,800         1,016,964
Talisman Energy Inc. .............................      66,300         2,936,427
Valero Energy Corporation ........................      16,900         1,778,556
                                                                    ------------
                                                                       7,618,567
                                                                    ------------

PERSONAL CARE--1.2%
Bausch & Lomb Incorporated .......................      27,900         2,069,901
                                                                    ------------

PHARMACEUTICALS--2.4%
Schering-Plough Corporation ......................      93,100         1,893,654
Wyeth ............................................      46,400         2,067,584
                                                                    ------------
                                                                       3,961,238
                                                                    ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
Altera Corporation* ..............................      64,900         1,080,585
Intel Corporation ................................      35,500           834,250
Marvell Technology Group Ltd.* ...................      35,400         1,642,914
                                                                    ------------
                                                                       3,557,749
                                                                    ------------

SOFTWARE--3.1%
Check Point Software Technologies Ltd.* ..........      49,200         1,100,112
Microsoft Corporation ............................      65,750         1,689,775
Oracle Corporation* ..............................      92,300         1,170,364
Symantec Corporation* ............................      47,000         1,120,950
                                                                    ------------
                                                                       5,081,201
                                                                    ------------

SPECIALTY RETAIL--1.1%
Bed Bath & Beyond Inc.* ..........................      43,600         1,766,672
                                                                    ------------

TOBACCO--.7%
Altria Group, Inc. ...............................      14,700         1,103,235
                                                                    ------------

Total Common Stocks
   (Cost $99,451,767) ............................                   107,181,336
                                                                    ------------

                                                     PRINCIPAL
CORPORATE BONDS--15.8%                                 AMOUNT
                                                     ---------
AEROSPACE & DEFENSE--.7%
Systems 2001 Asset Trust Cl. G, 6.66%, 9/15/2013 (a)  $404,750           428,764
United Technologies, 4.875%, 11/1/06 ...............   732,000           734,733
                                                                    ------------
                                                                       1,163,497
                                                                    ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
                                                        PRINCIPAL
CORPORATE BONDS--(CONT.)                                  AMOUNT       VALUE
                                                        ---------   ------------

AUTOMOTIVE--.3%
DaimlerChrysler N. A. Holding Corp.,
  4.05%, 6/4/08 .....................................  $  425,000   $    412,861
                                                                    ------------

BUILDING PRODUCTS--.1%
Masco Corporation, 4.80%, 6/15/15 ...................     150,000        142,822
                                                                    ------------

CABLE--.4%
Cox Communications, Inc., 5.45%, 12/15/14 ...........     700,000        681,104
                                                                    ------------

CAPITAL MARKETS--.7%
Goldman Sachs Group, Inc., 4.75%, 7/15/13 ...........   1,215,000      1,167,184
                                                                    ------------

COMMERCIAL BANKS--1.5%
Associates Corp. North America, 6.95%, 11/1/18 ......   1,077,000      1,233,077
Key Bank NA, 4.95%, 9/15/15 .........................     800,000        774,843
Synovus Financial Corp., 5.125%, 6/15/17 ............     395,000        384,864
                                                                    ------------
                                                                       2,392,784
                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES--1.2%
CIT Group, Inc., 5.20%, 11/3/10 .....................     795,000        794,812
JPMorgan Chase & Co., 7.00%, 11/15/09 ...............     245,000        262,554
J.P. Morgan Chase & Co., 4.60%, 1/17/11 .............   1,000,000        975,468
                                                                    ------------
                                                                       2,032,834
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES--.5%
Telecom Italia Capital, 4.95%, 9/30/14 ..............     900,000        855,481
                                                                    ------------

ELECTRIC UTILITIES--.9%
First Energy, 5.65%, 6/15/09(a) .....................   1,000,000      1,013,520
Progress Energy Inc., 7.10%, 3/1/11 .................     400,000        428,521
                                                                    ------------
                                                                       1,442,041
                                                                    ------------

ENERGY EQUIPMENT & SERVICES--.6%
Baker Hughes Inc., 6.25%, 1/15/09 ...................   1,000,000      1,040,270
                                                                    ------------

FINANCE--1.1%
Caterpillar Financial Services Corporation,
  3.70%, 8/15/08 ....................................   1,000,000        971,209
SLM Corp., 4.50%, 7/26/10 ...........................     900,000        879,093
                                                                    ------------
                                                                       1,850,302
                                                                    ------------

GAS UTILITIES--.7%
Kinder Morgan Energy Partners, L.P., 5.80%, 3/15/35 .   1,000,000        935,282
Nisource Inc., 5.25%, 9/15/17 .......................     300,000        287,578
                                                                    ------------
                                                                       1,222,860
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--.4%
Medtronic, Inc. Senior Note, 4.75%, 9/15/15(a) ......     700,000        676,671
                                                                    ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
                                                        PRINCIPAL
CORPORATE BONDS--(CONT.)                                  AMOUNT       VALUE
                                                        ---------   ------------

HEALTH CARE PROVIDERS & SERVICES--.8%
Manor Care, Inc., 6.25%, 5/1/13 .....................  $  875,000   $    902,676
Quest Diagnostics Incorporated, 5.125%, 11/1/10 (a) .     345,000        344,697
                                                                    ------------
                                                                       1,247,373
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE--.2%
Marriott International, 4.625%, 6/15/12 .............     350,000        335,380
                                                                    ------------

INSURANCE--1.7%
American International Group, 5.05%, 10/1/15 (a) ....     900,000        881,425
Markel Corp., 7.00%, 5/15/08 ........................   1,425,000      1,480,527
The Chubb Corporation, 4.934%, 11/16/07 .............     250,000        250,060
Willis Group North America, 5.625%, 7/15/15 .........     200,000        196,608
                                                                    ------------
                                                                       2,808,620
                                                                    ------------

MEDIA--.4%
Comcast Corporation, 6.50%, 1/15/15 .................     459,000        481,809
Liberty Media Corporation Floating Rate Note,
5.37%, 9/17/06 ......................................     198,000        199,604
                                                                    ------------
                                                                         681,413
                                                                    ------------

METAL FABRICATING--.8%
Timken Co., 5.75%, 2/15/10 ..........................   1,350,000      1,351,131
                                                                    ------------

METALS & MINING--.2%
Alcan Inc., 5.00%, 6/1/15 ...........................     350,000        336,208
                                                                    ------------

MULTI-UTILITIES UNREGULATED POWER--.6%
Duke Energy Corporation, 5.625%, 11/30/12 ...........   1,000,000      1,019,866
                                                                    ------------

OIL & GAS--1.0%
Canadian Natural Resources, 4.90%, 12/1/14 ..........   1,100,000      1,069,805
Nexen Inc., 5.875%, 3/10/35 .........................     600,000        572,954
                                                                    ------------
                                                                       1,642,759
                                                                    ------------

OIL AND GAS EXTRACTION--.5%
Enterprise Products Partners Series B,
  5.60%, 10/15/14 ...................................     795,000        781,546
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES--.5%
Nextel Communications, Inc., 7.375%, 8/1/15 .........     795,000        842,159
                                                                    ------------

Total Corporate Bonds
  (Cost $26,651,551) ................................                 26,127,166
                                                                    ------------

THE ALGER FUNDS
ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
                                                       PRINCIPAL
                                                         AMOUNT       VALUE
                                                       ---------   ------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--16.8%
Federal Home Loan Mortgage Corporation,
  4.125%, 11/18/09 ................................... $1,675,000  $  1,638,125
Federal National Mortgage Association,
  3.25%, 8/15/08 .....................................    940,000       906,124
  3.85%, 4/14/09 .....................................  1,000,000       973,452
  4.01%, 10/21/09 ....................................  1,100,000     1,071,804
  4.30%, 1/19/10 .....................................  1,500,000     1,474,122
  5.00%, 4/19/10 .....................................  1,200,000     1,194,535
  4.80%, 4/25/10 .....................................  1,381,968     1,372,899
  6.625%, 11/15/30 ...................................    350,000       422,451
Federal Home Loan Bank,
  4.10%, 6/13/08 .....................................  1,800,000     1,766,248
  3.75%, 8/15/08 .....................................    650,000       634,580
  4.75%, 10/25/10 ....................................    976,968       967,809
  4.84%, 1/25/12 .....................................  1,355,546     1,339,025
  5.50%, 5/18/15 .....................................  1,000,000       981,854
U.S. Treasury Bonds,
  7.50%, 11/15/16 ....................................    483,000       599,505
U.S. Treasury Notes,
  3.75%, 3/31/07 .....................................  2,400,000     2,379,564
  3.00%, 11/15/07 ....................................  2,276,000     2,216,077
  2.625%, 3/15/09 ....................................    455,000       429,549
  3.625%, 7/15/09 ....................................    197,000       191,567
  3.50%, 11/15/09 ....................................  2,100,000     2,026,666
  4.75%, 5/15/14 .....................................    552,000       559,073
  4.25%, 11/15/14 ....................................    800,000       780,719
  4.00%, 2/15/15 .....................................  4,138,000     3,958,096
                                                                   ------------
Total U.S. Government & Agency Obligations
  (Cost $28,357,709) .................................               27,883,844
                                                                   ------------

SHORT-TERM INVESTMENTS--3.0%

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 3.62%, 11/1/05
  (Cost $4,900,000) ..................................  4,900,000     4,900,000
                                                                   ------------

Total Investments
  (Cost $159,361,027)(b) .............................      100.4%  166,092,346
Liabilities in Excess of Other Assets ................       (0.4)     (609,742)
                                                       ----------  ------------
Net Assets ...........................................      100.0% $165,482,604
                                                       ==========  ============


----------
 *  Non-income producing security.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 2.0% of net assets of the Portfolio.

 #  American Depositary Receipts.

(b) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $159,727,631 amounted to $6,364,715 which consisted of aggregate gross unrealized appreciation of $9,785,237 and aggregate gross unrealized depreciation of $3,420,522.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

COMMON STOCKS--96.6%                                   SHARES          VALUE
                                                      --------      ------------


AEROSPACE & DEFENSE--1.0%
L-3 Communications Holdings, Inc. ................      85,280      $  6,636,490
                                                                    ------------

BIOTECHNOLOGY--3.5%
Celgene Corporation* .............................      60,200         3,377,220
Charles River Laboratories International, Inc.* ..     296,850        12,990,156
Human Genome Sciences, Inc.* .....................     782,800         6,536,380
                                                                    ------------
                                                                      22,903,756
                                                                    ------------

CAPITAL MARKETS--3.6%
Affiliated Managers Group, Inc.* .................     136,072        10,443,526
Legg Mason, Inc. .................................      63,000         6,760,530
National Financial Partners Corporation ..........     133,800         6,051,774
                                                                    ------------
                                                                      23,255,830
                                                                    ------------

CHEMICALS--.9%
Lyondell  Chemical Company .......................     231,300         6,198,840
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES--3.7%
Education Management Corporation* ................     307,200         9,474,048
Net 1 UEPS Technologies, Inc.* ...................     382,050         8,007,768
West Corporation* ................................     163,800         6,461,910
                                                                    ------------
                                                                      23,943,726
                                                                    ------------

COMMUNICATION EQUIPMENT--1.8%
Research In Motion Limited* ......................     190,400        11,707,696
                                                                    ------------

COMMUNICATION TECHNOLOGY--1.7%
Nextel Partners, Inc. Cl. A* .....................     449,950        11,316,243
                                                                    ------------

COMPUTERS & PERIPHERALS--4.9%
Apple Computer, Inc.* ............................     195,400        11,253,086
M-Systems Flash Disk Pioneers Ltd.* ..............     200,600         6,357,014
Network Appliance, Inc.* .........................     236,900         6,481,584
Western Digital Corporation* .....................     678,550         8,210,455
                                                                    ------------
                                                                      32,302,139
                                                                    ------------

COMPUTER TECHNOLOGY--1.3%
NAVTEQ*+ .........................................     219,700         8,594,664
                                                                    ------------

ELECTRIC AND ELECTRONIC EQUIPMENT--1.5%
Roper Industries, Inc. ...........................     252,400         9,515,480
                                                                    ------------

ELECTRONICS--1.0%
Nintendo Co., Ltd. ADR# ..........................     451,800         6,287,655
                                                                    ------------
ENERGY EQUIPMENT & SERVICES--6.8%
BJ Services Company ..............................     367,200        12,760,200
Lone Star Technologies, Inc.*+ ...................     196,450         8,987,588
National-Oilwell Varco Inc.* .....................     312,000        19,490,640
Williams Companies, Inc. (The) ...................     147,150         3,281,445
                                                                    ------------
                                                                      44,519,873
                                                                    ------------

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

ENGINEERING--1.3%
Jacobs Engineering Group Inc.* ...................     131,800      $  8,402,250
                                                                    ------------

FINANCIAL INFORMATION SERVICES--1.2%
Genworth Financial Inc. Cl. A ....................     258,200         8,182,358
                                                                    ------------

FINANCIAL SERVICES--1.5%
Hudson City Bancorp Inc. .........................     827,400         9,796,415
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Intuitive Surgical, Inc.* ........................      89,000         7,896,970
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES--11.2%
Community Health Systems Inc.* ...................     113,050         4,195,286
DaVita, Inc.* ....................................     234,250        11,520,415
Health Net Inc.* .................................     187,300         8,773,132
Humana Inc.* .....................................     248,800        11,044,232
Medco Health Solutions, Inc.* ....................     181,100        10,232,150
Psychiatric Solutions, Inc.* .....................     238,000        13,018,600
Sierra Health Services, Inc.* ....................     113,200         8,490,000
Sunrise Senior Living Inc.* ......................     173,700         5,617,458
                                                                    ------------
                                                                      72,891,273
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE--1.5%
Kerzner International Limited* ...................      38,420         2,241,807
Wynn Resorts, Limited* ...........................     165,200         7,711,536
                                                                    ------------
                                                                       9,953,343
                                                                    ------------

INFORMATION TECHNOLOGY  SERVICES--.5%
Sapient Corporation* .............................     612,800         3,180,432
                                                                    ------------

INTERNET & CATALOG RETAIL--2.7%
Netflix  Inc.* ...................................     673,350        17,783,173
                                                                    ------------

INTERNET SOFTWARE & SERVICES--4.2%
IVillage Inc.* ...................................     434,600         3,194,310
Netease.com Inc. ADR*# ...........................     105,135         8,018,646
SINA Corp.* ......................................     254,600         6,454,110
VeriSign, Inc.* ..................................     352,600         8,331,938
WebEx Communications, Inc.* ......................      58,400         1,337,944
                                                                    ------------
                                                                      27,336,948
                                                                    ------------

LEISURE & ENTERTAINMENT--1.9%
CKX, Inc.* .......................................     235,900         2,958,186
Shanda Interactive Entertainment Ltd. ADR*#+ .....     390,000         9,660,300
                                                                    ------------
                                                                      12,618,486
                                                                    ------------

MACHINERY--2.1%
Joy Global Inc. ..................................      66,850         3,066,410
Terex Corporation* ...............................     194,400        10,686,168
                                                                    ------------
                                                                      13,752,578
                                                                    ------------

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

MACHINERY-OIL WELL EQUIPMENT & SERVICES--1.4%
Patterson-UTI Energy, Inc. .......................     271,050      $  9,250,937
                                                                    ------------
MANUFACTURING--.9%
American Power Conversion Corp. ..................     267,800         5,728,241
                                                                    ------------

MEDIA--6.0%
Lamar Advertising Company, Cl. A* ................      96,800         4,319,216
Sirius Satellite Radio Inc.* .....................     1,432,850       8,940,984
Univision Communications Inc. Cl. A* .............     414,500        10,835,030
XM Satellite Radio Holdings Inc. Cl. A* ..........     513,650        14,808,530
                                                                    ------------
                                                                      38,903,760
                                                                    ------------

MEDICAL TECHNOLOGY--1.3%
Syneron Medical Ltd.* ............................     228,000         8,194,320
                                                                    ------------

METALS & MINING--4.4%
Cleveland-Cliffs Inc. ............................     112,655         9,185,889
Peabody Energy Corporation .......................     253,200        19,790,112
                                                                    ------------
                                                                      28,976,001
                                                                    ------------

OIL & GAS--4.5%
Chesapeake Energy Corporation ....................     314,200        10,085,820
Frontier Oil Corporation .........................     201,200         7,420,256
Talisman Energy Inc. .............................     265,850        11,774,497
                                                                    ------------
                                                                      29,280,573
                                                                    ------------

PERSONAL CARE--1.0%
Bausch & Lomb Incorporated .......................      86,900         6,447,110
                                                                    ------------

PHARMACEUTICALS--2.0%
Sepracor Inc.* ...................................     231,850        13,041,563
                                                                    ------------

SEMICONDUCTOR CAPITAL EQUIPMENT--.5%
SiRF Technology Holdings, Inc.* ..................     113,600         2,929,743
                                                                    ------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--4.7%
Altera Corporation* ..............................     314,900         5,243,085
Cypress Semiconductor Corporation* ...............     603,300         8,204,880
Photronics, Inc.* ................................     243,500         4,383,000
Tessera Technologies Inc.* .......................     465,000        12,973,500
                                                                    ------------
                                                                      30,804,465
                                                                    ------------

SOFTWARE--3.3%
Check Point Software Technologies Ltd.* ..........     250,700         5,605,652
Take-Two Interactive Software, Inc.* .............     382,600         7,900,690
Verifone Holdings Inc.* ..........................     336,400         7,804,480
                                                                    ------------
                                                                      21,310,822
                                                                    ------------

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                    SHARES       VALUE
                                                         --------   ------------

SPECIALTY RETAIL--2.4%
Bed Bath & Beyond Inc.* ..........................        217,600   $  8,817,152
Gamestop Corp. Cl. A* ............................        186,370      6,612,408
                                                                    ------------
                                                                      15,429,560
                                                                    ------------

TEXTILES, APPAREL & LUXURY GOODS--1.0%
Coach, Inc.* .....................................        207,000      6,661,260
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES--2.2%
Alamosa Holdings, Inc.* ..........................        220,000      3,256,000
NII Holdings Inc. Cl. B* .........................        134,500     11,152,740
                                                                    ------------
                                                                      14,408,740
                                                                    ------------
Total Common Stocks
  (Cost $592,204,808) ............................                   630,343,713
                                                                    ------------

PURCHASED OPTIONS--.6%                                  CONTRACTS
                                                        ---------
PUT OPTIONS
Lone Star Technologies, Inc./November/55+ ........          1,450        203,000
NAVTEQ/April/40+ .................................          1,800        828,000
Shanda Interactive/March/25+ .....................            975        351,000
Shanda Interactive/March/30+ .....................          2,925      1,989,000
XM Satellite Radio Holdings/January/32.5+ ........          2,100        945,000
                                                                    ------------
Total Purchased Put Options
  (Cost $4,419,744)                                                    4,316,000
                                                                    ------------

SHORT-TERM INVESTMENTS--1.4%

                                                        PRINCIPAL
U.S. AGENCY OBLIGATIONS--1.4%                             AMOUNT
Federal National Mortgage Association, 3.50%, 11/1/05+  ---------
  (Cost $8,775,000) .................................. $8,775,000      8,775,000
                                                                    ------------

Total Investments
  (Cost $605,399,552)(a) .............................       98.6%   643,434,713
Other Assets in Excess of Liabilities ................        1.4      8,959,404
                                                            -----   ------------
Net Assets ...........................................      100.0%  $652,394,117
                                                            =====   ============


----------
 *  Non-income producing security.

 #  American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $610,458,231 amounted to $32,976,482 which consisted of aggregate gross unrealized appreciation of $57,571,239 and aggregate gross unrealized depreciation of $24,594,757.

 + All or a portion of the securities are pledged as collateral for options written.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MIDCAP GROWTH FUND
SCHEDULE OF OPTIONS WRITTEN
October 31, 2005

                                                            SHARES
                                                          SUBJECT TO
CALL OPTIONS WRITTEN                           CONTRACTS   CALL/PUT     VALUE
                                               ---------  ----------  ----------
Lone Star Technologies, Inc./
  November/45 ..............................     1,450     145,000    $   21,750
NAVTEQ/April/55 ............................       640       64000        35,200
NAVTEQ/April/50 ............................       980      98,000       122,500
Shanda Interactive/March/35 ................     3,900     390,000       370,500
                                                                      ----------
TOTAL
  (PREMIUMS RECEIVED $1,162,316) ...........                             549,950
                                                                      ----------

PUT OPTIONS WRITTEN
NAVTEQ/April/30 ............................     1,800     180,000       207,000
Lone Star Technologies, Inc./November/40 ...     1,450     145,000        36,250
Shanda Interactive/March/22.5 ..............     7,800     780,000     1,833,000
XM Satellite Radio Holdings/January/30 .....     2,100     210,000       556,500
                                                                      ----------
TOTAL
  (PREMIUMS RECEIVED $2,585,976) ...........                           2,632,750
                                                                      ----------

TOTAL OPTIONS WRITTEN
  (PREMIUMS RECEIVED $3,748,292) ...........                          $3,182,700
                                                                      ==========

                      [This page intentionally left blank]



                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

COMMON STOCKS--98.5% .........................         SHARES          VALUE
                                                      --------      ------------


AEROSPACE & DEFENSE--2.3%
General Dynamics Corporation .................         29,900        $ 3,477,370
United Technologies Corporation ..............         90,000          4,615,200
                                                                     -----------
                                                                       8,092,570
                                                                     -----------

AIR FREIGHT & LOGISTICS--1.6%
UTI Worldwide, Inc. ..........................         68,100          5,825,274
                                                                     -----------

BEVERAGES--.5%
PepsiCo, Inc. ................................         32,600          1,926,008
                                                                     -----------

BIOTECHNOLOGY--5.0%
Affymetrix Inc.* .............................         22,300          1,013,089
Amgen Inc.* ..................................         41,100          3,113,736
Celgene Corporation* .........................         32,300          1,812,030
Genentech, Inc.* .............................         61,900          5,608,140
Gilead Sciences, Inc.* .......................         54,000          2,551,500
MedImmune, Inc.* .............................         37,600          1,315,248
Vertex Pharmaceuticals Incorporated* .........         98,700          2,245,425
                                                                     -----------
                                                                      17,659,168
                                                                     -----------

CAPITAL MARKETS--.9%
Ameritrade Holding Corporation* ..............         37,700            792,831
Legg Mason, Inc. .............................         21,800          2,339,358
                                                                     -----------
                                                                       3,132,189
                                                                     -----------

CHEMICALS--.9%
Lubrizol Corporation .........................         78,300          3,256,497
                                                                     -----------

COMMUNICATION EQUIPMENT--1.9%
Motorola, Inc. ...............................        166,700          3,694,072
QUALCOMM Inc. ................................         80,600          3,204,656
                                                                     -----------
                                                                       6,898,728
                                                                     -----------

COMMUNICATION TECHNOLOGY--2.0%
Nextel Partners, Inc. Cl. A* .................        293,000          7,368,950
                                                                     -----------

COMPUTERS & PERIPHERALS--3.6%
Apple Computer, Inc.* ........................         27,800          1,601,002
Dell Inc.* ...................................         51,900          1,654,572
EMC Corporation* .............................        258,000          3,601,680
Network Appliance, Inc.* .....................        133,000          3,638,880
Western Digital Corporation* .................        184,000          2,226,400
                                                                     -----------
                                                                      12,722,534
                                                                     -----------

COMPUTER TECHNOLOGY--.8%
NAVTEQ* ......................................         69,700          2,726,664
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES--1.0%
Citigroup Inc. ...............................         78,300          3,584,574
                                                                     -----------

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

ELECTRIC AND ELECTRONIC EQUIPMENT--.5%
Roper Industries, Inc. .........................        49,300       $ 1,858,610
                                                                     -----------

ENERGY EQUIPMENT & SERVICES--3.4%
National-Oilwell Varco Inc.* ...................       168,500        10,526,195
Schlumberger Limited ...........................        17,100         1,552,167
                                                                     -----------
                                                                      12,078,362
                                                                     -----------

FINANCIAL INFORMATION SERVICES--1.0%
Genworth Financial Inc. Cl. A ..................       108,650         3,443,118
                                                                     -----------

FINANCIAL SERVICES--.3%
Hudson City Bancorp Inc. .......................        91,200         1,079,808
                                                                     -----------

FOOD & STAPLES RETAILING--4.1%
CVS Corporation ................................       336,800         8,221,288
Wal-Mart Stores, Inc. ..........................       137,800         6,519,318
                                                                     -----------
                                                                      14,740,606
                                                                     -----------

FREIGHT & LOGISTICS--1.2%
FedEx Corp. ....................................        46,400         4,265,552
                                                                     -----------

HEALTH CARE--1.0%
WellPoint Inc.* ................................        47,400         3,539,832
                                                                     -----------

HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
Hologic, Inc.* .................................        13,800           765,348
Medtronic, Inc. ................................        63,500         3,597,910
St. Jude Medical, Inc.* ........................        80,500         3,869,635
                                                                     -----------
                                                                       8,232,893
                                                                     -----------

HEALTH CARE PROVIDERS & SERVICES--4.8%
AmerisourceBergen Corporation ..................        38,500         2,936,395
Caremark Rx, Inc.* .............................        89,600         4,695,040
CIGNA Corporation ..............................        30,900         3,580,383
McKesson Corporation ...........................        17,700           804,111
PacifiCare Health Systems, Inc.* ...............        59,800         4,925,128
                                                                     -----------
                                                                      16,941,057
                                                                     -----------

HOTELS, RESTAURANTS & LEISURE--2.2%
Carnival Corporation ...........................        37,100         1,842,757
Fairmont Hotels & Resorts Inc. .................        87,900         2,859,387
Penn National Gaming, Inc.* ....................       110,700         3,271,185
                                                                     -----------
                                                                       7,973,329
                                                                     -----------

HOUSEHOLD PRODUCTS--3.0%
Procter & Gamble Company .......................       187,440        10,494,766
                                                                     -----------

INDUSTRIAL CONGLOMERATES--2.2%
General Electric Company .......................       213,300         7,233,003
Tyco International Ltd. ........................        25,500           672,945
                                                                     -----------
                                                                       7,905,948
                                                                     -----------

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

INSURANCE--.6%
American International Group, Inc. ...............       32,000      $ 2,073,600
                                                                     -----------

INTERNET & CATALOG RETAIL--.7%
eBay Inc.* .......................................       58,500        2,316,600
                                                                     -----------

INTERNET SOFTWARE & SERVICES--9.2%
Google Inc. Cl. A* ...............................       56,400       20,988,696
Netease.com Inc. ADR*# ...........................       39,100        2,982,157
Yahoo! Inc.* .....................................      238,700        8,824,739
                                                                     -----------
                                                                      32,795,592
                                                                     -----------

LEISURE & ENTERTAINMENT--.5%
Shanda Interactive Entertainment Ltd. ADR*# ......       70,450        1,745,046
                                                                     -----------

MACHINERY--1.7%
Caterpillar Inc. .................................       64,600        3,397,314
Terex Corporation* ...............................       46,700        2,567,099
                                                                     -----------
                                                                       5,964,413
                                                                     -----------

MACHINERY-OIL WELL EQUIPMENT &
  SERVICES--1.5%
Patterson-UTI Energy, Inc. .......................      152,950        5,220,184
                                                                     -----------

MARINE CARGO HANDLING--.1%
American Commercial Lines Inc.* ..................        8,900          250,268
                                                                     -----------

MEDIA--4.8%
Disney (Walt) Company ............................      145,800        3,553,146
Pixar* ...........................................       60,100        3,048,873
Time Warner Inc. .................................      277,200        4,942,476
Viacom Inc. Cl. B ................................      177,100        5,484,787
                                                                     -----------
                                                                      17,029,282
                                                                     -----------

METALS & MINING--4.4%
Alpha Natural Resources, Inc.* ...................       62,500        1,484,375
Peabody Energy Corporation .......................      156,200       12,208,592
Phelps Dodge Corporation .........................       17,250        2,078,108
                                                                     -----------
                                                                      15,771,075
                                                                     -----------

MULTILINE RETAIL--.7%
Kohl's Corporation* ..............................       55,000        2,647,150
                                                                     -----------

OIL & GAS--.3%
Energy Partners, Ltd.* ...........................       40,600        1,030,022
                                                                     -----------

PERSONAL CARE--.7%

BAUSCH & LOMB INCORPORATED .......................       32,400        2,403,756

PERSONAL PRODUCTS--.5%
Avon Products, Inc. ..............................       67,400        1,819,126
                                                                     -----------

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

PHARMACEUTICALS--8.1%
AstraZeneca PLC Sponsored ADR# ...............           52,900      $ 2,375,210
IVAX Corporation* ............................          198,600        5,670,030
Johnson & Johnson ............................          115,800        7,251,396
Novartis AG ADR# .............................           74,200        3,993,444
Sanofi-Aventis ADR# ..........................           77,300        3,101,276
Schering-Plough Corporation ..................          181,300        3,687,642
Sepracor Inc.* ...............................           48,600        2,733,750
                                                                     -----------
                                                                      28,812,748
                                                                     -----------

ROAD & RAIL--.9%
Burlington Northern Santa Fe Corporation .....           52,100        3,233,326
                                                                     -----------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--5.2%
Advanced Micro Devices, Inc.* ................          152,500        3,541,050
Intel Corporation ............................           59,600        1,400,600
Marvell Technology Group Ltd.* ...............          167,750        7,785,278
Silicon Storage Technology Inc.* .............           80,100          404,505
Tessera Technologies Inc.* ...................          160,800        4,486,320
Trident Microsystems, Inc.* ..................           23,100          699,006
                                                                     -----------
                                                                      18,316,759
                                                                     -----------

SOFTWARE--6.3%
Microsoft Corporation ........................          490,450       12,604,565
Oracle Corporation* ..........................          191,900        2,433,292
Verifone Holdings Inc.* ......................          309,750        7,186,200
                                                                     -----------
                                                                      22,224,057
                                                                     -----------

  SPECIALTY RETAIL--1.9%
Abercrombie & Fitch Co. Cl. A ................           65,500        3,405,345
Lowe's Companies,  Inc. ......................           56,550        3,436,543
                                                                     -----------
                                                                       6,841,888
                                                                     -----------

TEXTILES, APPAREL & LUXURY GOODS--.3%
Polo Ralph Lauren Corporation Cl. A ..........           20,600        1,013,520
                                                                     -----------

TOBACCO--1.0%
Altria Group, Inc. ...........................           49,100        3,684,955
                                                                     -----------

WIRELESS TELECOMMUNICATION SERVICES--2.6%
Alamosa Holdings, Inc.* ......................          137,100        2,029,080
America Movil S.A. de C.V. ADR Series L# .....           33,000          866,250
American Tower Corporation Cl. A* ............          125,997        3,005,028
NII Holdings Inc. Cl. B* .....................           39,600        3,283,632
                                                                     -----------
                                                                       9,183,990
                                                                     -----------

Total Common Stocks
  (Cost $307,984,822) ........................                       350,124,394
                                                                     -----------

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

                                                       PRINCIPAL
SHORT-TERM INVESTMENT--3.3%                              AMOUNT        VALUE
                                                      -----------   ------------
U.S. AGENCY OBLIGATION
Federal National Mortgage Association, 3.62%, 11/1/05
  (Cost $11,722,000) ................................ $11,722,000  $ 11,722,000
                                                                   ------------
Total Investments
  (Cost $319,706,822) (a) ...........................       101.8%  361,846,394
Liabilities in Excess of Other Assets ...............        (1.8)   (6,411,368)
                                                            -----  ------------
Net Assets ..........................................       100.0% $355,435,026
                                                            =====  ============

----------

 *  Non-income producing security.

 #  American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $319,842,750 amounted to $42,003,644 which consisted of aggregate gross unrealized appreciation of $ 48,712,423 and aggregate gross unrealized depreciation of $6,708,779.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

BIOTECHNOLOGY--19.9%
Affymetrix Inc.* .................................      20,000      $    908,600
Alkermes, Inc.* ..................................      10,000           162,900
Amgen Inc.* ......................................      18,000         1,363,680
BioMarin Pharmaceutical Inc.* ....................      67,000           562,800
Celgene Corporation* .............................      20,000         1,122,000
Coley Pharmaceutical Group* ......................      40,000           592,400
Curis, Inc.* .....................................      47,000           192,700
Encysive Pharmaceuticals Inc.* ...................      70,000           735,000
Genentech, Inc.* .................................      21,000         1,902,600
Gen-Probe Incorporated* ..........................      15,500           633,020
Genzyme Corporation General Division* ............      12,500           903,750
Gilead Sciences, Inc.* ...........................      16,500           779,625
Human Genome Sciences, Inc.* .....................      57,000           475,950
ImClone Systems Incorporated* ....................      27,000           936,900
Keryx Biopharmaceuticals, Inc.* ..................      58,000           838,100
MedImmune, Inc.* .................................      34,000         1,189,320
NeoPharm, Inc.* ..................................      37,000           355,570
Progenics Pharmaceuticals, Inc.* .................      35,000           823,900
Rigel Pharmaceuticals, Inc.* .....................      25,000           561,250
Tanox Inc.* ......................................      35,000           488,600
Theravance, Inc.* ................................      37,000           801,790
Vertex Pharmaceuticals Incorporated* .............      35,000           796,250
Vion Pharmaceuticals, Inc.* ......................      35,000            77,000
ViroPharma Inc. ..................................      60,000         1,149,600
                                                                    ------------
                                                                      18,353,305
                                                                    ------------

CHEMICALS--1.0%
Monsanto Company .................................      14,500           913,645
                                                                    ------------

FOOD & STAPLES RETAILING--.6%
CVS Corporation ..................................      22,500           549,225
                                                                    ------------

HEALTH CARE--1.4%
WellPoint Inc.* ..................................      17,650         1,318,102
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--12.2%
Alcon, Inc. ......................................       7,000           930,300
Animas Corporation* ..............................      54,050           889,123
ArthroCare Corporation* ..........................      24,000           881,520
Baxter International Inc. ........................      25,000           955,750
Beckman Coulter, Inc. ............................      12,000           591,120
Dade Behring Holdings Inc. .......................      25,050           902,051
Guidant Corporation ..............................      13,750           866,250
Hologic, Inc.* ...................................      18,000           998,280
Medtronic, Inc. ..................................      23,000         1,303,180
Respironics, Inc.* ...............................      24,750           887,782
St. Jude Medical, Inc.* ..........................      23,500         1,129,645
Ventana Medical Systems, Inc.* ...................      22,000           843,260
                                                                    ------------
                                                                      11,178,261
                                                                    ------------

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

HEALTH CARE PROVIDERS & SERVICES--19.5%
American Retirement Corporation* .................      44,000      $    840,840
AmerisourceBergen Corporation ....................       9,500           724,565
Cardinal Health, Inc. ............................      11,000           687,610
Caremark Rx, Inc.* ...............................      19,650         1,029,660
CIGNA Corporation ................................      10,500         1,216,635
Emdeon Corporation* ..............................      62,000           570,400
Express Scripts, Inc.* ...........................       6,950           524,099
Health Net Inc.* .................................      37,000         1,733,080
HealthStream, Inc.* ..............................      26,300            59,964
McKesson Corporation .............................      17,000           772,310
Medco Health Solutions, Inc.* ....................      23,450         1,324,925
Omnicell, Inc.* ..................................      42,000           445,200
PacifiCare Health Systems, Inc.* .................      11,000           905,960
Psychiatric Solutions, Inc.* .....................      14,350           784,945
Sierra Health Services, Inc.* ....................      13,000           975,000
Sunrise Senior Living Inc.* ......................      25,000           808,500
Symbion, Inc.* ...................................      29,350           664,190
UnitedHealth Group Incorporated ..................      16,000           926,240
Ventiv Health, Inc.* .............................      34,000           858,160
WellCare Health Plans Inc.* ......................      37,750         1,189,125
WellChoice Inc.* .................................      12,500           945,625
                                                                    ------------
                                                                      17,987,033
                                                                    ------------

INTERNET SOFTWARE & SERVICES--.9%
Allscripts Healthcare Solutions, Inc.* ...........      50,000           800,000
                                                                    ------------

MEDICAL TECHNOLOGY--1.8%
Conor Medsystems, Inc.* ..........................      18,850           422,994
                                                                    ------------
WebMD Health Corp.* ..............................      47,450         1,239,394
                                                                    ------------
                                                                       1,662,388
                                                                    ------------

PERSONAL CARE--1.0%
Bausch & Lomb Incorporated .......................      12,500           927,375
                                                                    ------------

PHARMACEUTICAL PREPARATIONS--1.8%
Adams Respiratory Therapeutics, Inc.* ............      23,900           893,860
American Pharmaceutical Partners, Inc.* ..........      18,500           796,425
                                                                    ------------
                                                                       1,690,285
                                                                    ------------

PHARMACEUTICALS--20.3%
Abbott Laboratories ..............................      30,350         1,306,568
Allergan, Inc. ...................................       7,000           625,100
Aspreva Pharmaceuticals Corporation* .............      50,000           696,000
AstraZeneca PLC Sponsored ADR# ...................      37,000         1,661,300
Cortex Pharmaceuticals, Inc.* ....................      50,000           106,500
Eli Lilly and Company ............................      16,050           799,129
Forest Laboratories, Inc.* .......................      11,500           435,965
GlaxoSmithKline PLC Sponsored ADR# ...............      24,000         1,247,760
Hospira Inc.* ....................................      23,000           916,550
Inspire Pharmaceuticals, Inc.* ...................      75,000           472,500
IVAX Corporation* ................................      35,950         1,026,373

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

PHARMACEUTICALS--(CONT.)
Johnson & Johnson ................................      20,750      $  1,299,365
Medicines Company* ...............................      46,000           788,440
Novartis AG ADR# .................................      28,000         1,506,960
Novo Nordisk A/S ADR Cl. B# ......................      17,000           876,520
Sanofi-Aventis ADR# ..............................      24,240           972,509
Schering AG ......................................       5,000           308,950
Schering-Plough Corporation ......................      75,000         1,525,500
Sepracor Inc.* ...................................      13,500           759,375
Wyeth ............................................      30,000         1,336,800
                                                                    ------------
                                                                      18,668,164
                                                                    ------------

REAL ESTATE--1.1%
Ventas, Inc. .....................................      33,000         1,010,790
                                                                    ------------

SOFTWARE--.8%
Cerner Corporation* ..............................       9,000           760,050
                                                                    ------------

Total Common Stocks
  (Cost $67,922,088) .............................                    75,818,623
                                                                    ------------
                                                      PRINCIPAL
SHORT-TERM INVESTMENTS--16.2%                          AMOUNT
                                                      ---------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 3.62%, 11/1/05
  (Cost $14,850,000) ................................  $14,850,000    14,850,000
                                                                    ------------

Total Investments
  (Cost $82,772,088) (a) ............................         98.5%   90,668,623
Other Assets in Excess of Liabilities ...............          1.5     1,407,410
                                                             -----  ------------
Net Assets ..........................................        100.0% $ 92,076,033
                                                             =====  ============

----------

 *  Non-income producing security.

 #  American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $82,927,751 amounted to $7,740,872 which consisted of aggregate gross unrealized appreciation of $10,004,676 and aggregate gross unrealized depreciation of $2,263,804.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

COMMON STOCKS--95.5%                                   SHARES          VALUE
                                                      --------      ------------

AEROSPACE & DEFENSE--4.1%
Alliant Techsystems Inc.* ........................       2,800      $    196,616
BE Aerospace, Inc.* ..............................      14,400           261,072
Esterline Technologies Corporation* ..............       4,100           154,365
SI International Inc.* ...........................       6,300           181,881
                                                                    ------------
                                                                         793,934
                                                                    ------------

AIRLINES--1.1%
AirTran Holdings, Inc.* ..........................      14,400           215,424
                                                                    ------------

AUTO COMPONENTS--.8%
LKQ Corporation* .................................       5,250           159,075
                                                                    ------------

BIOTECHNOLOGY--4.2%
Affymetrix Inc.* .................................       4,000           181,720
BioMarin Pharmaceutical Inc.* ....................      21,550           181,020
Encysive Pharmaceuticals Inc.* ...................      14,600           153,300
Gen-Probe Incorporated* ..........................       4,100           167,444
Theravance, Inc.* ................................       6,600           143,022
                                                                    ------------
                                                                         826,506
                                                                    ------------

CAPITAL MARKETS--3.3%
Affiliated Managers Group, Inc.* .................       3,412           261,871
Greenhill & Co., Inc. ............................       3,700           177,415
National Financial Partners Corporation ..........       4,500           203,535
                                                                    ------------
                                                                         642,821
                                                                    ------------

CHEMICALS--1.1%
Lubrizol Corporation .............................       5,000           207,950
                                                                    ------------

COMMERCIAL BANKS--1.8%
Boston Private Financial Holdings, Inc. ..........       5,800           167,910
Compass Bancshares, Inc. .........................       3,750           182,850
                                                                    ------------
                                                                         350,760
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES--5.8%
CoStar Group Inc.* ...............................       3,900           187,005
Education Management Corporation* ................       6,250           192,750
FTI Consulting, Inc.* ............................       7,550           206,643
Gevity HR, Inc. ..................................       7,250           186,615
Navigant Consulting, Inc.* .......................       7,750           162,518
West Corporation* ................................       5,000           197,250
                                                                    ------------
                                                                       1,132,781
                                                                    ------------

COMMUNICATION EQUIPMENT--1.2%
F5 Networks, Inc.* ...............................       4,400           228,932
                                                                    ------------

COMPUTERS & PERIPHERALS--1.6%
Memc Electronic Materials, Inc.* .................       9,800           175,812
Western Digital Corporation* .....................      12,100           146,410
                                                                    ------------
                                                                         322,222
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

COMPUTER SERVICES--.8%
Open Solutions Inc.* .............................       7,300      $    156,293
                                                                    ------------

COMPUTER TECHNOLOGY--2.1%
Cogent Inc.* .....................................       3,700            98,235
NAVTEQ* ..........................................       3,700           144,744
Secure Computing Corporation* ....................      13,500           161,730
                                                                    ------------
                                                                         404,709
                                                                    ------------

CONSTRUCTION & ENGINEERING--1.3%
URS Corporation* .................................       6,250           252,688
                                                                    ------------

ELECTRIC AND ELECTRONIC EQUIPMENT--1.0%
Roper Industries, Inc. ...........................       5,300           199,810
                                                                    ------------

ELECTRICAL EQUIPMENT--1.1%
AMETEK, Inc. .....................................       5,350           217,905
                                                                    ------------

ENERGY EQUIPMENT & SERVICES--1.8%
Lone Star Technologies, Inc.* ....................       3,700           169,275
Pioneer Drilling Company* ........................      10,850           185,861
                                                                    ------------
                                                                         355,136
                                                                    ------------

ENERGY--1.3%
Arch Coal, Inc. ..................................       3,400           262,038
                                                                    ------------

FINANCIAL INFORMATION SERVICES--1.4%
GFI Group Inc.* ..................................       6,300           283,248
                                                                    ------------

FINANCIAL SERVICES--.7%
Hudson City Bancorp Inc. .........................      12,000           142,080
                                                                    ------------
FOREIGN SEA FREIGHT--.7%
Genco Shipping & Trading Ltd.* ...................       7,900           129,797
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES--6.4%
Animas Corporation* ..............................       6,300           103,635
Cooper Companies, Inc. (The) .....................       2,300           158,332
Cutera, Inc.* ....................................       9,500           260,300
Haemonetics Corporation* .........................       4,150           201,067
Intuitive Surgical, Inc.* ........................       3,000           266,190
Sybron Dental Specialties, Inc.* .................       5,950           255,255
                                                                    ------------
                                                                       1,244,779
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES--5.6%
Psychiatric Solutions, Inc.* .....................       4,750           259,825
Sunrise Senior Living Inc.* ......................       7,400           239,316
Symbion, Inc.* ...................................       8,100           183,303
VCA Antech, Inc.* ................................       8,500           219,300
WellCare Health Plans Inc.* ......................       6,250           196,875
                                                                    ------------
                                                                       1,098,619
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

HOTELS, RESTAURANTS & LEISURE--3.5%
P.F. Chang's China Bistro, Inc.* .................       3,050      $    139,507
Red Robin Gourmet Burgers Inc.* ..................       3,350           161,571
Ruth's Chris Steak House, Inc.* ..................      10,600           189,316
Station Casinos, Inc. ............................       3,100           198,710
                                                                    ------------
                                                                         689,104
                                                                    ------------

INFORMATION TECHNOLOGY SERVICES--3.1%
Alliance Data Systems Corporation* ...............       4,850           172,466
Global Payments Inc. .............................       7,400           317,090
Kanbay International Inc.* .......................       8,600           125,388
                                                                    ------------
                                                                         614,944
                                                                    ------------

INSURANCE--2.4%
Ohio Casualty Corporation ........................       7,200           196,416
Platinum Underwriters Holdings, Inc. .............       5,400           153,846
Universal American Financial Corp.* ..............       7,500           111,000
                                                                    ------------
                                                                         461,262
                                                                    ------------

INTERNET SOFTWARE & SERVICES--5.2%
aQuantive, Inc.* .................................       9,100           197,015
IVillage Inc.* ...................................      22,100           162,435
Jupitermedia Corporation* ........................       8,100           137,700
Netease.com Inc. ADR*# ...........................       2,400           183,048
PlanetOut, Inc.* .................................      23,250           178,560
TNS Inc.* ........................................       1,750            30,765
WebEx Communications, Inc.* ......................       5,300           121,423
                                                                    ------------
                                                                       1,010,946
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS--1.3%
LIFE TIME FITNESS, Inc.* .........................       7,000           259,980
                                                                    ------------

MACHINERY--3.1%
Actuant Corporation Cl. A ........................       4,500           219,150
Gardner Denver Inc.* .............................       4,200           204,120
Joy Global Inc. ..................................       4,200           192,654
                                                                    ------------
                                                                         615,924
                                                                    ------------

MACHINERY-OIL WELL EQUIPMENT & SERVICES--1.3%
Patterson-UTI Energy, Inc. .......................       7,600           259,388
                                                                    ------------

MEDIA--.7%
NeuStar, Inc. Cl. A* .............................       4,700           143,820
                                                                    ------------

MEDICAL TECHNOLOGY--.6%
Syneron Medical Ltd.* ............................       3,500           125,790
                                                                    ------------

METALS & MINING--1.0%
Cleveland-Cliffs Inc. ............................       2,500           203,850
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

COMMON STOCKS--(CONT.)                                 SHARES          VALUE
                                                      --------      ------------

OIL & GAS--3.2%
Carrizo Oil & Gas, Inc.* .........................      11,300      $    293,122
Range Resources Corporation ......................       5,300           189,157
Whiting Petroleum Corporation* ...................       3,600           145,980
                                                                    ------------
                                                                         628,259
                                                                    ------------

PHARMACEUTICAL PREPARATIONS--1.0%
Adams Respiratory Therapeutics, Inc.* ............       5,100           190,740
                                                                    ------------

PHARMACEUTICALS--1.6%
IVAX Corporation* ................................      11,250           321,188
                                                                    ------------

RETAIL--.9%
Phillips-Van Heusen Corporation ..................       6,500           184,925
                                                                    ------------

ROAD & RAIL--.8%
Landstar Systems, Inc. ...........................       3,800           146,376
                                                                    ------------

SEMICONDUCTOR CAPITAL EQUIPMENT--1.7%
FormFactor Inc.* .................................       6,400           157,568
SiRF Technology Holdings, Inc.* ..................       6,500           167,635
                                                                    ------------
                                                                         325,203
                                                                    ------------

SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--2.7%
ATMI, Inc.* ......................................       5,000           136,550
Cypress Semiconductor Corporation* ...............      14,650           199,240
International Rectifier Corporation* .............       2,800            82,852
Photronics, Inc.* ................................       5,900           106,200
                                                                    ------------
                                                                         524,842
                                                                    ------------

SPECIALTY RETAIL--5.1%
AnnTaylor Stores Corporation* ....................       9,600           232,992
Carter's, Inc.* ..................................       3,600           227,340
Hot Topic, Inc.* .................................      12,850           191,336
Urban Outfitters, Inc.* ..........................       5,000           141,650
Williams-Sonoma, Inc.* ...........................       5,300           207,283
                                                                    ------------
                                                                       1,000,601
                                                                    ------------

SOFTWARE--4.6%
Fair Isaac Corporation ...........................       2,300            96,048
Cerner Corporation* ..............................       2,350           198,457
Hyperion Solutions Corporation* ..................       3,950           191,022
Quest Software, Inc.* ............................      11,000           153,010
Verifone Holdings Inc.* ..........................      11,500           266,800
                                                                    ------------
                                                                         905,337
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES--2.5%
American Tower Corporation Cl. A* ................      11,400           271,890
UbiquiTel Inc.* ..................................      25,100           216,864
                                                                    ------------
                                                                         488,754
                                                                    ------------

Total Common Stocks
  (Cost $14,454,828) .............................                    18,728,740
                                                                    ------------

THE ALGER FUNDS
ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005
                                                        PRINCIPAL
                                                         AMOUNT        VALUE
                                                        ---------   ------------

SHORT-TERM INVESTMENTS--4.3%
U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 3.62%, 11/1/05
  (Cost $840,000) ...................................  $  840,000   $    840,000
                                                                    ------------

Total Investments
  (Cost $15,294,828)(a) .............................        99.8%    19,568,740
Other Assets in Excess of Liabilities ...............         0.2         42,126
                                                            -----   ------------
Net Assets ..........................................       100.0%  $ 19,610,866
                                                            =====   ============

----------

 *  Non-income producing security.

 #  American Depositary Receipt.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $15,294,828 amounted to $4,273,912 which consisted of aggregate gross unrealized appreciation of $4,548,920 and aggregate gross unrealized depreciation of $275,008.

                       See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
                                                    PRINCIPAL
                                                      AMOUNT          VALUE
                                                    ---------      ------------
U.S. AGENCY OBLIGATIONS--99.7%
Federal National Mortgage Association,
  3.61%, 11/1/05 .................................    $8,920,000   $  8,920,000
  3.62%, 11/1/05 .................................    14,975,000     14,975,000
Federal Home Loan Banks,
  3.62%, 11/7/05 .................................    8,000,000       7,995,173
  3.63%, 11/14/05 ................................    7,950,000       7,939,579
  3.83%, 11/15/05 ................................    7,270,000       7,259,172
  3.83%, 11/30/05 ................................    7,100,000       7,078,953
Federal Home Loan Mortgage Association,
  3.82%, 12/12/05 ................................    7,222,000       7,190,580
                                                                   ------------
Total U.S. Agency Obligations
  (Cost $61,358,457) .............................                   61,358,457
                                                                   ------------


REPURCHASE AGREEMENTS--.8%
Securities Held Under Repurchase Agreements,
  3.25%, 11/1/05, with State Street
  Bank and Trust Company dtd 10/31/05,
  repurchase price $501,545, collateralized
  by Federal National Mortgage Association
  (par value $660,000, 4.104%, due 7/1/34),
  (Cost $501,500) ................................      501,500         501,500
                                                                   ------------

Total Investments
  (Cost $61,859,957)(a) ..........................        100.5%     61,859,957
Liabilities in Excess of Other Assets ............         (0.5)       (289,529)
                                                      ---------    ------------
Net Assets .......................................        100.0%   $ 61,570,428
                                                      =========    ============


----------

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes was the same as the cost for financial reporting purposes.

                       See Notes to Financial Statements.

THE ALGER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
October 31, 2005

                                                           LargeCap       SmallCap
                                                            Growth         Growth
                                                             Fund           Fund
                                                              ---------   ---------
ASSETS:
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments ................  $ 453,402   $ 176,905
Cash .......................................................      2,292           2
Receivable for investment securities sold ..................      7,418       2,036
Receivable for shares of beneficial interest sold ..........        523         479
Dividends and interest receivable ..........................        110          18
Receivable from Investment Manager--Note 3(a) ..............         --          --
Prepaid expenses ...........................................        185          24
                                                              ---------   ---------
  Total Assets .............................................    463,930     179,464
                                                              ---------   ---------
LIABILITIES:
Payable for investment securities purchased ................      3,992       1,958
Written options outstanding ................................        528          --
Bank loan payable ..........................................         --          --
Payable for shares of beneficial interest redeemed .........        843         123
Accrued investment management fees .........................        289         127
Accrued transfer agent fees ................................        199         153
Accrued distribution fees ..................................        191          43
Accrued shareholder servicing fees .........................         96          37
Dividends payable--Note 2(f) ...............................         --          --
Accrued expenses ...........................................        181          89
                                                              ---------   ---------
  Total Liabilities ........................................      6,319       2,530
                                                              ---------   ---------
NET ASSETS .................................................  $ 457,611   $ 176,934
                                                              =========   =========
Net Assets Consist of:
  Paid-in capital ..........................................  $ 658,510   $ 262,184
  Undistributed net investment income (accumulated loss) ...         --          --
  Undistributed net realized gain (accumulated loss) .......   (230,643)   (109,264)
  Net unrealized appreciation of investments ...............     29,744      24,014
                                                              ---------   ---------
NET ASSETS .................................................  $ 457,611   $ 176,934
                                                              =========   =========
Class A
  Net Asset Value Per Share ................................  $   10.48   $    5.21
                                                              =========   =========
  Offering Price Per Share .................................  $   11.06   $    5.50
                                                              =========   =========
Class B
  Net Asset Value and Offering Price Per Share .............  $    9.70   $    4.80
                                                              =========   =========
Class C
  Net Asset Value and Offering Price Per Share .............  $    9.69   $    4.81
                                                              =========   =========
Shares of beneficial interest outstanding--Note 6
  Class A ..................................................     14,998      21,172
                                                              =========   =========
  Class B ..................................................     26,894      12,810
                                                              =========   =========
  Class C ..................................................      4,088       1,062
                                                              =========   =========
 *Identified cost ..........................................  $ 423,704   $ 152,891
                                                              =========   =========

                       See Notes to Financial Statements.

                                                                                                               SmallCap
                                                                            MidCap     Capital       Health   and MidCap    Money
                                                               Balanced     Growth   Appreciation   Sciences    Growth     Market
                                                                 Fund        Fund       Fund          Fund       Fund       Fund
                                                              ---------   ---------  ------------  ---------  ---------  ---------
ASSETS:
Investments in securities, at value (identified cost*)--
  see accompanying schedules of investments ................  $ 166,092   $ 643,435   $ 361,846    $  90,669  $  19,569  $  61,860
Cash .......................................................        550           4           1           12          5         --
Receivable for investment securities sold ..................      1,713      63,053       3,089        1,131         --         --
Receivable for shares of beneficial interest sold ..........        118       1,570         248        1,603         64        106
Dividends and interest receivable ..........................        715           9         109            9         --         --
Receivable from Investment Manager--Note 3(a) ..............         --          --          --           13          2         --
Prepaid expenses ...........................................         29          27          26           16         11         12
                                                              ---------   ---------   ---------    ---------  ---------  ---------
  Total Assets .............................................    169,217     708,098     365,319       93,453     19,651     61,978
                                                              ---------   ---------   ---------    ---------  ---------  ---------
LIABILITIES:
Payable for investment securities purchased ................      1,749      40,468       8,428        1,119         --         --
Written options outstanding ................................         --       3,183          --           --         --         --
Bank loan payable ..........................................         --       9,616          --           --         --         --
Payable for shares of beneficial interest redeemed .........      1,608       1,146         588           95          1        303
Accrued investment management fees .........................        106         442         253           64         14         25
Accrued transfer agent fees ................................         82         205         282           23          6         32
Accrued distribution fees ..................................         72         213         143           25          3         --
Accrued shareholder servicing fees .........................         35         138          75           19          4         --
Dividends payable--Note 2(f) ...............................         --          --          --           --         --          3
Accrued expenses ...........................................         82         293         115           32         12         45
                                                              ---------   ---------   ---------    ---------  ---------  ---------
  Total Liabilities ........................................      3,734      55,704       9,884        1,377         40        408
                                                              ---------   ---------   ---------    ---------  ---------  ---------
NET ASSETS .................................................  $ 165,483   $ 652,394   $ 355,435    $  92,076  $  19,611  $  61,570
                                                              =========   =========   =========    =========  =========  =========
Net Assets Consist of:
  Paid-in capital ..........................................  $ 190,303   $ 545,271   $ 852,659    $  81,398  $  13,985  $  61,788
  Undistributed net investment income (accumulated loss) ...        565          --          --           --         --         --
  Undistributed net realized gain (accumulated loss) .......    (32,116)     68,522    (539,364)       2,781      1,352       (218)
  Net unrealized appreciation of investments ...............      6,731      38,601      42,140        7,897      4,274         --
                                                              ---------   ---------   ---------    ---------  ---------  ---------
NET ASSETS .................................................  $ 165,483   $ 652,394   $ 355,435    $  92,076  $  19,611  $  61,570
                                                              =========   =========   =========    =========  =========  =========
Class A
  Net Asset Value Per Share ................................  $   20.29   $    9.15   $    9.27    $   16.24   $ 12.23$         --
                                                              =========   =========   =========    =========  =========  =========
  Offering Price Per Share .................................  $   21.41   $    9.66   $    9.78    $   17.14   $ 12.91$         --
                                                              =========   =========   =========    =========  =========  =========
Class B
  Net Asset Value and Offering Price Per Share .............  $   19.81   $    8.43   $    8.62    $   15.83  $   11.92  $    1.00
                                                              =========   =========   =========    =========  =========  =========
Class C
  Net Asset Value and Offering Price Per Share .............  $   19.90   $    8.41   $    8.61    $   15.82   $ 11.92$         --
                                                              =========   =========   =========    =========  =========  =========
Shares of beneficial interest outstanding--Note 6
  Class A ..................................................      2,633      34,817      13,903        3,114      1,177         --
                                                              =========   =========   =========    =========  =========  =========
  Class B ..................................................      4,373      30,971      22,391        1,026        274     61,694
                                                              =========   =========   =========    =========  =========  =========
  Class C ..................................................      1,277       8,677       3,905        1,596        164         --
                                                              =========   =========   =========    =========  =========  =========
 *Identified cost ..........................................  $ 159,361   $ 605,400   $ 319,706    $  82,772  $  15,295  $  61,860
                                                              =========   =========   =========    =========  =========  =========

THE ALGER FUNDS
STATEMENTS OF OPERATIONS (IN THOUSANDS)
For the year ended October 31, 2005

                                                                  LargeCap     SmallCap
                                                                   Growth       Growth
                                                                    Fund         Fund
                                                                  --------    --------
Income:
 Dividends (net of foreign withholding taxes*) ................   $  6,473    $    489
 Interest .....................................................        129         211
                                                                  --------    --------
 Total Income .................................................      6,602         700
                                                                  --------    --------

Expenses:
 Management fees--Note 3(a) ...................................      3,514       1,420
 Distribution fees--Note 3(b):
   Class B ....................................................      2,054         504
   Class C ....................................................        307          36
 Shareholder servicing fees--Note 3(f) ........................      1,171         418
 Interest on line of credit utilized--Note 5 ..................         27          --
 Custodian fees ...............................................         53          29
 Transfer agent fees and expenses--Note 3(e) ..................      1,256         649
 Professional fees ............................................         96          38
 Registration fees ............................................         50          34
 Miscellaneous ................................................        258         105
                                                                  --------    --------

                                                                     8,786       3,233
Less, expense reimbursements Note 3(a) ........................         --          --
                                                                  --------    --------
 Total Expenses ...............................................      8,786       3,233
                                                                  --------    --------
NET INVESTMENT INCOME (LOSS) ..................................     (2,184)     (2,533)
                                                                  --------    --------
REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND OPTIONS
Net realized gain on investments ..............................     72,357      27,960
Net realized gain on options ..................................        366          --
Net change in unrealized appreciation (depreciation)
  on investments ..............................................     (3,491)     10,494
Net change in unrealized appreciation on options ..............        155          --
                                                                  --------    --------
Net realized and unrealized gain on investments and options ...     69,387      38,454
                                                                  --------    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................   $ 67,203    $ 35,921
                                                                  ========    ========
* Foreign withholding taxes ...................................   $      2    $     --
                                                                  ========    ========

                       See Notes to Financial Statements.

                                                                                                                   SmallCap
                                                                                MidCap     Capital      Health    and MidCap   Money
                                                                  Balanced      Growth   Appreciation  Sciences     Growth    Market
                                                                    Fund        Fund         Fund        Fund        Fund      Fund
                                                                  --------    ---------    --------    --------    --------   ------
Income:
 Dividends (net of foreign withholding taxes*) ................   $  1,805    $   2,146    $  4,334    $    224    $    46    $   --
 Interest .....................................................      2,858          474         155         127         17     1,858
                                                                  --------    ---------    --------    --------    -------    ------
 Total Income .................................................      4,663        2,620       4,489         351         63     1,858
                                                                  --------    ---------    --------    --------    -------    ------

Expenses:
 Management fees--Note 3(a) ...................................      1,420        5,248       3,141         408        146       339
 Distribution fees--Note 3(b):
   Class B ....................................................        741        2,082       1,576          84         21        --
   Class C ....................................................        216          548         275          70         12        --
 Shareholder servicing fees--Note 3(f) ........................        473        1,640         924         120         43        --
 Interest on line of credit utilized--Note 5 ..................          7            8           8          --         --        --
 Custodian fees ...............................................         33           80          45          20         10        11
 Transfer agent fees and expenses--Note 3(e) ..................        376        1,320       1,607         103         30       192
 Professional fees ............................................         25          137          42          11          5         6
 Registration fees ............................................         34           51          45          38         32        20
 Miscellaneous ................................................        104          429         189          32         19        40
                                                                  --------    ---------    --------    --------    -------    ------
                                                                     3,429       11,543       7,852         886        318       608
Less, expense reimbursements Note 3(a) ........................         --           --          --         (13)       (28)       --
                                                                  --------    ---------    --------    --------    -------    ------
 Total Expenses ...............................................      3,429       11,543       7,852         873        290       608
                                                                  --------    ---------    --------    --------    -------    ------
NET INVESTMENT INCOME (LOSS) ..................................      1,234       (8,923)     (3,363)       (522)      (227)    1,250
                                                                  --------    ---------    --------    --------    -------    ------
REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND OPTIONS
Net realized gain on investments ..............................     22,703      104,891      64,817       3,410      1,578        --
Net realized gain on options ..................................         --          522          (2)         --         --        --
Net change in unrealized appreciation (depreciation)
  on investments ..............................................     (5,542)      (3,675)      5,321       6,824      2,429        --
Net change in unrealized appreciation on options ..............         --          462          --          --         --        --
                                                                  --------    ---------    --------    --------    -------    ------
Net realized and unrealized gain on investments and options ...     17,161      102,200      70,136      10,234      4,007        --
                                                                  --------    ---------    --------    --------    -------    ------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................   $ 18,395    $  93,277    $ 66,773    $  9,712    $ 3,780    $1,250
                                                                  ========    =========    ========    ========    =======    ======
* Foreign withholding taxes ...................................   $     --    $       3    $     11    $      3    $    --    $   --
                                                                  ========    =========    ========    ========    =======    ======

THE ALGER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                         LargeCap
                                                          Growth
                                                           Fund
                                                 -----------------------
                                                    For the     For the
                                                  Year Ended  Year Ended
                                                 October 31,  October 31,
                                                     2005        2004
                                                  ---------    ---------
Net investment income (loss) ...................  $  (2,184)   $  (6,600)
Net realized gain on investments and options ...     72,723       56,527
Net change in unrealized appreciation
  (depreciation) on investments and options ....     (3,336)     (40,501)
                                                  ---------    ---------
Net increase in net assets resulting
  from operations ..............................     67,203        9,426
                                                  ---------    ---------
Dividends to shareholders from:
 Net investment income
  Class A ......................................         --           --
  Class B ......................................         --           --
  Class C ......................................         --           --
                                                  ---------    ---------
Total dividends to shareholders ................         --           --
                                                  ---------    ---------
Increase (decrease) from shares of
  beneficial interest transactions:
  Class A ......................................    (32,625)      (5,085)
  Class B ......................................    (57,572)     (77,035)
  Class C ......................................     (8,275)         (24)
                                                  ---------    ---------
Net decrease from shares of beneficial
  interest transactions--Note 6 ................    (98,472)     (82,144)
                                                  ---------    ---------
 Total increase (decrease) .....................    (31,269)     (72,718)
Net Assets:
 Beginning of year .............................    488,880      561,598
                                                  ---------    ---------
 End of year ...................................  $ 457,611    $ 488,880
                                                  =========    =========
Undistributed net investment income
  (accumulated loss) ...........................  $      --    $      --
                                                  ---------    ---------

                       See Notes to Financial Statements.

                                                          SmallCap                                                 MidCap
                                                           Growth                    Balanced                      Growth
                                                            Fund                       Fund                         Fund
                                                 -----------------------      ----------------------       ------------------------
                                                    For the     For the          For the     For the          For the     For the
                                                  Year Ended  Year Ended       Year Ended  Year Ended       Year Ended  Year Ended
                                                 October 31,  October 31,     October 31,  October 31,     October 31,  October 31,
                                                     2005        2004             2005        2004             2005        2004
                                                  ---------    ---------       ---------    ---------       ---------    ---------
Net investment income (loss) ...................  $  (2,533)   $  (3,147)      $   1,234    $       9       $  (8,923)   $  (9,704)
Net realized gain on investments and options ...     27,960       35,504          22,703       20,515         105,413       76,357
Net change in unrealized appreciation
  (depreciation) on investments and options ....     10,494      (23,229)         (5,542)     (15,068)         (3,213)     (43,853)
                                                  ---------    ---------       ---------    ---------       ---------    ---------
Net increase in net assets resulting
  from operations ..............................     35,921        9,128          18,395        5,456          93,277       22,800
                                                  ---------    ---------       ---------    ---------       ---------    ---------
Dividends to shareholders from:
 Net investment income
  Class A ......................................         --           --            (758)        (719)             --           --
  Class B ......................................         --           --            (283)        (248)             --           --
  Class C ......................................         --           --             (82)         (71)             --           --
                                                  ---------    ---------       ---------    ---------       ---------    ---------
Total dividends to shareholders ................         --           --          (1,123)      (1,038)             --           --
                                                  ---------    ---------       ---------    ---------       ---------    ---------
Increase (decrease) from shares of
  beneficial interest transactions:
  Class A ......................................      6,894        5,234         (20,734)     (12,048)         (1,395)      34,556
  Class B ......................................    (23,181)     (28,777)        (36,838)     (31,815)        (55,450)     (60,164)
  Class C ......................................       (564)        (577)        (12,090)     (10,635)         (7,773)       6,190
                                                  ---------    ---------       ---------    ---------       ---------    ---------
Net decrease from shares of beneficial
  interest transactions--Note 6 ................    (16,851)     (24,120)        (69,662)     (54,498)        (64,618)     (19,418)
                                                  ---------    ---------       ---------    ---------       ---------    ---------
 Total increase (decrease) .....................    (14,992)     (52,390)        (50,080)      28,659           3,382
Net Assets:
 Beginning of year .............................    157,864      172,856         217,873      267,953         623,735      620,353
                                                  ---------    ---------       ---------    ---------       ---------    ---------
 End of year ...................................  $ 176,934    $ 157,864       $ 165,483    $ 217,873       $ 652,394    $ 623,735
                                                  =========    =========       =========    =========       =========    =========
Undistributed net investment income
  (accumulated loss) ...........................  $      --    $      --       $     565    $    (147)      $      --    $      --
                                                  ---------    ---------       ---------    ---------       ---------    ---------

THE ALGER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)


                                                            Capital
                                                          Appreciation
                                                              Fund
                                                     -----------------------
                                                       For the     For the
                                                     Year Ended  Year Ended
                                                    October 31,  October 31,
                                                        2005        2004
                                                     ---------    ---------
Net investment income (loss) .....................   $  (3,363)   $  (8,003)
Net realized gain (loss) on investments
  and options ....................................      64,815       31,334
Net change in unrealized appreciation
  (depreciation) on investments and options ......       5,321      (25,988)
                                                     ---------    ---------
Net increase (decrease) in net assets resulting
  from operations ................................      66,773       (2,657)
                                                     ---------    ---------
Dividends and distributions to shareholders from:
 Net investment income
  Class A ........................................          --           --
  Class B ........................................          --           --
  Class C ........................................          --           --
 Net realized gains
  Class A ........................................          --           --
  Class B ........................................          --           --
  Class C ........................................          --           --
                                                     ---------    ---------
Total dividends and distributions to shareholders           --           --
                                                     ---------    ---------
Increase (decrease) from shares of beneficial
  interest transactions:
  Class A ........................................     (14,991)      10,673
  Class B ........................................     (73,357)     (94,734)
  Class C ........................................     (14,571)     (12,297)
                                                     ---------    ---------
Net increase (decrease) from shares of
 beneficial interest transactions--Note 6 ........    (102,919)     (96,358)
                                                     ---------    ---------
  Total increase (decrease) ......................     (36,146)     (99,015)
Net Assets:
  Beginning of year ..............................     391,581      490,596
                                                     ---------    ---------
  End of year ....................................   $ 355,435    $ 391,581
                                                     =========    =========
Undistributed net investment income
  (accumulated loss) .............................   $      --    $      --
                                                     =========    =========


                       See Notes to Financial Statements.

                                                                                       SmallCap
                                                              Health                  and MidCap                     Money
                                                             Sciences                   Growth                      Market
                                                               Fund                      Fund                        Fund
                                                    -----------------------     -----------------------     ------------------------
                                                       For the     For the         For the     For the         For the     For the
                                                     Year Ended  Year Ended      Year Ended  Year Ended      Year Ended  Year Ended
                                                    October 31,  October 31,    October 31,  October 31,    October 31,  October 31,
                                                        2005        2004            2005        2004            2005        2004
                                                     --------    --------        --------    --------        --------    ---------
Net investment income (loss) .....................   $   (522)   $   (292)       $   (227)   $   (190)       $  1,250    $     342
Net realized gain (loss) on investments
  and options ....................................      3,410       1,665           1,578       1,451              --           (1)
Net change in unrealized appreciation
  (depreciation) on investments and options ......      6,824         331           2,429        (683)             --           --
                                                     --------    --------        --------    --------        --------    ---------
Net increase (decrease) in net assets resulting
  from operations ................................      9,712       1,704           3,780         578           1,250          341
                                                     --------    --------        --------    --------        --------    ---------
Dividends and distributions to shareholders from:
 Net investment income
  Class A ........................................         --          --              --          --              --           --
  Class B ........................................         --          --              --          --          (1,250)        (342)
  Class C ........................................         --          --              --          --              --           --
 Net realized gains
  Class A ........................................       (828)       (174)           (875)         --              --           --
  Class B ........................................       (427)        (79)           (183)         --              --           --
  Class C ........................................       (205)        (31)           (107)         --              --           --
                                                     --------    --------        --------    --------        --------    ---------
Total dividends and distributions to shareholders      (1,460)       (284)         (1,165)         --          (1,250)        (342)
                                                     --------    --------        --------    --------        --------    ---------
Increase (decrease) from shares of beneficial
  interest transactions:
  Class A ........................................     30,569       5,570           1,601         411              --           --
  Class B ........................................      6,276       3,959             557       1,029         (18,958)     (35,406)
  Class C ........................................     20,195       2,264             375         339              --           --
                                                     --------    --------        --------    --------        --------    ---------
Net increase (decrease) from shares of
 beneficial interest transactions--Note 6 ........     57,040      11,793           2,533       1,779         (18,958)     (35,406)
                                                     --------    --------        --------    --------        --------    ---------
  Total increase (decrease) ......................     65,292      13,213           5,148       2,357         (18,958)     (35,407)
Net Assets:
  Beginning of year ..............................     26,784      13,571          14,463      12,106          80,528      115,935
                                                     --------    --------        --------    --------        --------    ---------
  End of year ....................................   $ 92,076    $ 26,784        $ 19,611    $ 14,463        $ 61,570    $  80,528
                                                     ========    ========        ========    ========        ========    =========
Undistributed net investment income
  (accumulated loss) .............................   $     --    $     --        $     --    $     --        $     --    $      --
                                                     ========    ========        ========    ========        ========    =========

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                    Income from
                                              Investment Operations
                                            --------------------------
                                                             Net
                                                          Realized
                                                            and
                                 Net Asset      Net      Unrealized      Total
                                  Value,    Investment      Gain         from
                                Beginning     Income     (Loss) on    Investment
                                  of Year   (Loss) (i)   Investments  Operations
                                ----------  ----------  ------------  ----------
ALGER LARGECAP GROWTH FUND (i)

CLASS A
Year ended 10/31/05 ..........    $ 9.05      $ 0.01      $ 1.42       $ 1.43
Year ended 10/31/04 ..........      8.87       (0.07)       0.25         0.18
Year ended 10/31/03 ..........      7.16       (0.05)       1.76         1.71
Year ended 10/31/02 ..........      9.47       (0.04)      (2.27)       (2.31)
Year ended 10/31/01 ..........     14.09       (0.04)      (3.64)       (3.68)

CLASS B
Year ended 10/31/05 ..........    $ 8.44      $(0.07)     $ 1.33       $ 1.26
Year ended 10/31/04 ..........      8.33       (0.13)       0.24         0.11
Year ended 10/31/03 ..........      6.76       (0.10)       1.67         1.57
Year ended 10/31/02 ..........      9.02       (0.10)      (2.16)       (2.26)
Year ended 10/31/01 ..........     13.58       (0.12)      (3.50)       (3.62)

CLASS C
Year ended 10/31/05 ..........    $ 8.43      $(0.07)     $ 1.33       $ 1.26
Year ended 10/31/04 ..........      8.33       (0.13)       0.23         0.10
Year ended 10/31/03 ..........      6.76       (0.10)       1.67         1.57
Year ended 10/31/02 ..........      9.02       (0.10)      (2.16)       (2.26)
Year ended 10/31/01 ..........     13.57       (0.12)      (3.49)       (3.61)

ALGER SMALLCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ..........    $ 4.18      $(0.06)     $ 1.09       $ 1.03
Year ended 10/31/04 ..........      3.95       (0.06)       0.29         0.23
Year ended 10/31/03 ..........      2.85       (0.05)       1.15         1.10
Year ended 10/31/02 ..........      3.54       (0.05)      (0.64)       (0.69)
Year ended 10/31/01 ..........      8.81       (0.04)      (3.41)       (3.45)


----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.

                       See Notes to Financial Statements.


                                                                                      Ratios/Supplemental Data
                                                                          ------------------------------------------------
                                                                                                    Ratio of
                                                                            Net        Ratio of        Net
                                                 Net                       Assets,     Expenses    Investment
                                Distributions    Asset                     End of         to         Income
                                    from        Value,                      Year        Average    (Loss) to     Portfolio
                                Net Realized    End of        Total        (000's        Net        Average      Turnover
                                    Gains        Year      Return (ii)    omitted)      Assets     Net Assets      Rate
                                -------------   ------     -----------    --------     --------    ----------    ---------
ALGER LARGECAP GROWTH FUND (i)

CLASS A
Year ended 10/31/05 ..........     $   --       $10.48         15.8%      $ 157,205      1.37%         0.05%       249.17%
Year ended 10/31/04 ..........         --         9.05          2.0         166,720      1.34         (0.72)       191.13
Year ended 10/31/03 ..........         --         8.87         23.9         168,720      1.44         (0.62)       215.81
Year ended 10/31/02 ..........         --         7.16        (24.4)        130,464      1.36         (0.47)       213.97
Year ended 10/31/01 ..........      (0.94)        9.47        (27.4)        230,637      1.26         (0.35)        91.40

CLASS B
Year ended 10/31/05 ..........     $   --       $ 9.70         14.9%       $260,786      2.12%        (0.72)%      249.17%
Year ended 10/31/04 ..........         --         8.44          1.3         279,963      2.09         (1.46)       191.13
Year ended 10/31/03 ..........         --         8.33         23.2         350,972      2.20         (1.37)       215.81
Year ended 10/31/02 ..........         --         6.76        (25.1)        323,809      2.11         (1.21)       213.97
Year ended 10/31/01 ..........      (0.94)        9.02        (28.1)        581,770      2.01         (1.09)        91.40

CLASS C
Year ended 10/31/05 ..........     $   --       $ 9.69         15.0%       $ 39,620      2.12%        (0.72)%      249.17%
Year ended 10/31/04 ..........         --         8.43          1.2          42,196      2.09         (1.47)       191.13
Year ended 10/31/03 ..........         --         8.33         23.2          41,906      2.19         (1.37)       215.81
Year ended 10/31/02 ..........         --         6.76        (25.1)         34,813      2.11         (1.22)       213.97
Year ended 10/31/01 ..........      (0.94)        9.02        (28.0)         48,918      2.01         (1.10)        91.40

ALGER SMALLCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ..........     $   --       $ 5.21         24.6%       $110,329      1.62%        (1.19)%      104.30%
Year ended 10/31/04 ..........         --         4.18          5.8          82,891      1.69         (1.47)       128.79
Year ended 10/31/03 ..........         --         3.95         38.6          73,616      1.79         (1.55)       139.28
Year ended 10/31/02 ..........         --         2.85        (19.5)         46,143      1.75         (1.52)       132.35
Year ended 10/31/01 ..........      (1.82)        3.54        (46.6)         64,164      1.54         (0.95)       195.72

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                               Income from
                                           Investment Operations
                                          -----------------------
                                                          Net
                                                       Realized
                                                          and
                               Net Asset     Net      Unrealized       Total      Dividends   Distributions
                                 Value,   Investment     Gain          from       from Net        from
                               Beginning    Income    (Loss) on     Investment   Investment    Net Realized
                                of Year   (Loss) (i)  Investments   Operations     Income         Gains
                               ---------  ----------  -----------   ----------   ----------   -------------
ALGER SMALLCAP GROWTH FUND (CONTINUED)

CLASS B
Year ended 10/31/05 ..........   $ 3.88    $(0.08)       $1.00         $0.92        $   --        $  --
Year ended 10/31/04 ..........     3.70     (0.09)        0.27          0.18            --           --
Year ended 10/31/03 ..........     2.68     (0.07)        1.09          1.02            --           --
Year ended 10/31/02 ..........     3.36     (0.07)       (0.61)        (0.68)           --           --
Year ended 10/31/01 ..........     8.52     (0.08)       (3.26)        (3.34)           --        (1.82)

CLASS C
Year ended 10/31/05 ..........   $ 3.88    $(0.09)       $1.02         $0.93        $   --        $  --
Year ended 10/31/04 ..........     3.70     (0.09)        0.27          0.18            --           --
Year ended 10/31/03 ..........     2.68     (0.07)        1.09          1.02            --           --
Year ended 10/31/02 ..........     3.36     (0.07)       (0.61)        (0.68)           --           --
Year ended 10/31/01 ..........     8.53     (0.08)       (3.27)        (3.35)           --        (1.82)

ALGER BALANCED FUND

CLASS A
Year ended 10/31/05 ..........   $18.58    $ 0.22        $1.70         $1.92        $(0.21)       $  --
Year ended 10/31/04 ..........    18.29      0.10         0.36          0.46         (0.17)          --
Year ended 10/31/03 ..........    16.02      0.13         2.43          2.56         (0.29)          --
Year ended 10/31/02 ..........    18.67      0.27        (2.48)        (2.21)        (0.44)          --
Year ended 10/31/01 ..........    21.29      0.43        (2.83)        (2.40)        (0.22)          --

CLASS B
Year ended 10/31/05 ..........   $18.13    $ 0.08        $1.65         $1.73        $(0.05)       $  --
Year ended 10/31/04 ..........    17.86     (0.04)        0.34          0.30         (0.03)          --
Year ended 10/31/03 ..........    15.62      0.01         2.39          2.40         (0.16)          --
Year ended 10/31/02 ..........    18.17      0.14        (2.44)        (2.30)        (0.25)          --
Year ended 10/31/01 ..........    20.83      0.27        (2.75)        (2.48)        (0.18)          --

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.

                       See Notes to Financial Statements.

                                                                                  Ratios/Supplemental Data
                                                                         ---------------------------------------------
                                                                                                  Ratio of
                                                                            Net       Ratio of       Net
                                                 Net                      Assets,     Expenses   Investment
                                                Asset                     End of         to        Income
                                                Value,                     Year        Average   (Loss) to   Portfolio
                                     Total      End of       Total        (000's         Net      Average    Turnover
                                 Distributions   Year     Return (ii)    omitted)      Assets    Net Assets    Rate
                                 -------------  ------    -----------    --------     --------   ----------  ---------
ALGER SMALLCAP GROWTH FUND (CONTINUED)

CLASS B
Year ended 10/31/05 ..........     $   --       $ 4.80        23.7%      $ 61,499       2.36%      (1.94)%    104.30%
Year ended 10/31/04 ..........         --         3.88         4.9         70,304       2.43       (2.21)     128.79
Year ended 10/31/03 ..........         --         3.70        38.1         94,241       2.57       (2.32)     139.28
Year ended 10/31/02 ..........         --         2.68       (20.2)        81,758       2.49       (2.27)     132.35
Year ended 10/31/01 ..........      (1.82)        3.36       (47.0)       130,559       2.28       (1.66)     195.72

CLASS C
Year ended 10/31/05 ..........     $   --       $ 4.81        24.0%      $  5,106       2.37%      (1.95)%    104.30%
Year ended 10/31/04 ..........         --         3.88         4.9          4,669       2.44       (2.21)     128.79
Year ended 10/31/03 ..........         --         3.70        38.1          4,999       2.56       (2.32)     139.28
Year ended 10/31/02 ..........         --         2.68       (20.2)         3,209       2.49       (2.27)     132.35
Year ended 10/31/01 ..........      (1.82)        3.36       (47.0)         4,234       2.28       (1.66)     195.72

ALGER BALANCED FUND

CLASS A
Year ended 10/31/05 ..........     $(0.21)      $20.29        10.4%      $ 53,415       1.31%      1.15%      218.75%
Year ended 10/31/04 ..........      (0.17)       18.58         2.5         68,646       1.26       0.52       167.72
Year ended 10/31/03 ..........      (0.29)       18.29        16.3         79,387       1.31       0.80       174.97
Year ended 10/31/02 ..........      (0.44)       16.02       (12.2)        78,167       1.28       1.53       203.96
Year ended 10/31/01 ..........      (0.22)       18.67       (11.3)       101,440       1.20       2.15        74.15

CLASS B
Year ended 10/31/05 ..........     $(0,05)      $19.81         9.6%      $ 86,647       2.06%      0.41%      218.75%
Year ended 10/31/04 ..........      (0.03)       18.13         1.7        114,387       2.01       (0.23)     167.72
Year ended 10/31/03 ..........      (0.16)       17.86        15.5        143,765       2.06       0.05       174.97
Year ended 10/31/02 ..........      (0.25)       15.62       (12.9)       137,070       2.03       0.78       203.96
Year ended 10/31/01 ..........      (0.18)       18.17       (12.0)       158,766       1.95       1.40        74.15

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                               Income from
                                           Investment Operations
                                          -----------------------
                                                          Net
                                                       Realized
                                                          and
                               Net Asset     Net      Unrealized       Total      Dividends   Distributions
                                 Value,   Investment     Gain          from       from Net        from
                               Beginning    Income    (Loss) on     Investment   Investment    Net Realized
                                of Year   (Loss) (i)  Investments   Operations     Income         Gains
                               ---------  ----------  -----------   ----------   ----------   -------------
ALGER BALANCED FUND (CONTINUED)

CLASS C
Year ended 10/31/05 ..........   $18.21    $ 0.08        $ 1.66        $ 1.74       $(0.05)       $   --
Year ended 10/31/04 ..........    17.93     (0.04)         0.35          0.31        (0.03)           --
Year ended 10/31/03 ..........    15.68      0.01          2.39          2.40        (0.15)           --
Year ended 10/31/02 ..........    18.24      0.14         (2.45)        (2.31)       (0.25)           --
Year ended 10/31/01 ..........    20.90      0.27         (2.75)        (2.48)       (0.18)           --
ALGER MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ..........   $ 7.89    $(0.08)       $ 1.34                     $1.26$        $   --
Year ended 10/31/04 ..........     7.57     (0.08)         0.40          0.32           --            --
Year ended 10/31/03 ..........     5.48     (0.07)         2.16          2.09           --            --
Year ended 10/31/02 ..........     6.92     (0.07)        (1.37)        (1.44)          --            --
Year ended 10/31/01 ..........    10.17     (0.06)        (2.01)        (2.07)          --         (1.18)

CLASS B
Year ended 10/31/05 ..........   $ 7.33    $(0.14)       $ 1.24                     $1.10$        $   --
Year ended 10/31/04 ..........     7.08     (0.13)         0.38          0.25           --            --
Year ended 10/31/03 ..........     5.17     (0.11)         2.02          1.91           --            --
Year ended 10/31/02 ..........     6.58     (0.11)        (1.30)        (1.41)          --            --
Year ended 10/31/01 ..........     9.79     (0.11)        (1.92)        (2.03)          --         (1.18)

CLASS C
Year ended 10/31/05 ..........   $ 7.31    $(0.14)       $ 1.24                     $1.10$        $   --
Year ended 10/31/04 ..........     7.06     (0.13)         0.38          0.25           --            --
Year ended 10/31/03 ..........     5.16     (0.11)         2.01          1.90           --            --
Year ended 10/31/02 ..........     6.56     (0.11)        (1.29)        (1.40)          --            --
Year ended 10/31/01 ..........     9.77     (0.11)        (1.92)        (2.03)          --         (1.18)


----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.

                       See Notes to Financial Statements.

                                                                                  Ratios/Supplemental Data
                                                                         ---------------------------------------------
                                                                                                  Ratio of
                                                                            Net       Ratio of       Net
                                                 Net                      Assets,     Expenses   Investment
                                                Asset                     End of         to        Income
                                                Value,                     Year        Average   (Loss) to   Portfolio
                                     Total      End of       Total        (000's         Net      Average    Turnover
                                 Distributions   Year     Return (ii)    omitted)      Assets    Net Assets    Rate
                                 -------------  ------    -----------    --------     --------   ----------  ---------
ALGER BALANCED FUND (CONTINUED)

CLASS C
Year ended 10/31/05 ..........      $(0.05)     $19.90          9.5%     $ 25,421       2.06%       0.42%     218.75%
Year ended 10/31/04 ..........       (0.03)      18.21          1.7        34,840       2.01       (0.23)     167.72
Year ended 10/31/03 ..........       (0.15)      17.93         15.4        44,801       2.06        0.05      174.97
Year ended 10/31/02 ..........       (0.25)      15.68        (12.9)       45,516       2.03        0.78      203.96
Year ended 10/31/01 ..........       (0.18)      18.24        (12.0)       57,193       1.95        1.40       74.15
ALGER MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ..........      $   --      $ 9.15         16.0%     $318,423       1.36%      (0.96)  %  239.32%
Year ended 10/31/04 ..........          --        7.89          4.2       276,076       1.34       (1.08)     210.18
Year ended 10/31/03 ..........          --        7.57         38.1       231,711       1.45       (1.16)     238.17
Year ended 10/31/02 ..........          --        5.48        (20.8)      133,113       1.41       (1.05)     324.69
Year ended 10/31/01 ..........       (1.18)       6.92        (21.9)      154,412       1.31       (0.77)     115.45

CLASS B
Year ended 10/31/05 ..........      $   --      $ 8.43         15.0%     $260,986       2.11%      (1.71)  %  239.32%
Year ended 10/31/04 ..........          --        7.33          3.5       276,982       2.09       (1.83)     210.18
Year ended 10/31/03 ..........          --        7.08         36.9       326,015       2.20       (1.92)     238.17
Year ended 10/31/02 ..........          --        5.17        (21.4)      247,201       2.15       (1.80)     324.69
Year ended 10/31/01 ..........       (1.18)       6.58        (22.4)      426,699       2.06       (1.49)     115.45

CLASS C
Year ended 10/31/05 ..........      $   --      $ 8.41         15.1%     $ 72,985       2.11%      (1.71)  %  239.32%
Year ended 10/31/04 ..........          --        7.31          3.5        70,677       2.09       (1.83)     210.18
Year ended 10/31/03 ..........          --        7.06         36.8        62,627       2.20       (1.92)     238.17
Year ended 10/31/02 ..........          --        5.16        (21.3)       46,238       2.16       (1.80)     324.69
Year ended 10/31/01 ..........       (1.18)       6.56        (22.4)       53,592       2.06       (1.51)     115.45

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                         Income from
                                                     Investment Operations
                                                   -------------------------
                                                                     Net
                                                                  Realized
                                                                    and
                                      Net Asset                  Unrealized        Total
                                       Value,          Net          Gain           from
                                     Beginning     Investment    (Loss) on      Investment
                                      of Period     Loss (i)     Investments    Operations
                                     ----------    ----------    -----------    ----------
ALGER CAPITAL APPRECIATION FUND

CLASS A
Year ended 10/31/05 .................  $ 7.71        $(0.04)        $ 1.60        $ 1.56
Year ended 10/31/04 .................    7.74         (0.10)          0.07         (0.03)
Year ended 10/31/03 .................    6.23         (0.07)          1.58          1.51
Year ended 10/31/02 .................    8.21         (0.08)         (1.90)        (1.98)
Year ended 10/31/01 .................   13.54         (0.05)         (4.80)        (4.85)

CLASS B
Year ended 10/31/05 .................  $ 7.23        $(0.09)        $ 1.48        $ 1.39
  Year ended 10/31/04 ...............    7.31         (0.15)          0.07         (0.08)
Year ended 10/31/03 .................    5.93         (0.11)          1.49          1.38
Year ended 10/31/02 .................    7.88         (0.14)         (1.81)        (1.95)
Year ended 10/31/01 .................   13.09         (0.12)         (4.61)        (4.73)

CLASS C
Year ended 10/31/05 .................  $ 7.22        $(0.09)        $ 1.48        $ 1.39
Year ended 10/31/04 .................    7.31         (0.10)          0.01         (0.09)
Year ended 10/31/03 .................    5.93         (0.11)          1.49          1.38
Year ended 10/31/02 .................    7.87         (0.14)         (1.80)        (1.94)
Year ended 10/31/01 .................   13.09         (0.12)         (4.62)        (4.74)
ALGER HEALTH SCIENCES FUND

CLASS A
Year ended 10/31/05 .................  $13.29        $(0.11)        $ 3.76        $ 3.65
Year ended 10/31/04 .................   11.91         (0.14)          1.75          1.61
Year ended 10/31/03 .................    9.29         (0.20)          2.82          2.62
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ...   10.00         (0.06)         (0.65)        (0.71)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursements.
(v)   Amount has been reduced by 0.03% due to expense reimbursements.

                       See Notes to Financial Statements.


                                                                                          Ratios/Supplemental Data
                                                                                ---------------------------------------------

                                                                                  Net        Ratio of     Ratio of
                                                        Net                      Assets,     Expenses        Net
                                      Distributions     Asset                    End of         to       Investment
                                          from         Value,                    Period       Average     Loss to      Portfolio
                                      Net Realized     End of       Total        (000's        Net        Average      Turnover
                                          Gains        Period    Return (ii)    omitted)      Assets     Net Assets      Rate
                                      -------------    ------    -----------    --------     --------    ----------    ---------
ALGER CAPITAL APPRECIATION FUND

CLASS A
Year ended 10/31/05 .................    $   --        $ 9.27        20.2%       $128,816      1.63%       (0.44)%       144.61%
Year ended 10/31/04 .................        --          7.71        (0.4)        121,341      1.58        (1.23)        157.23
Year ended 10/31/03 .................        --          7.74        24.2         112,031      1.70        (1.06)        202.81
Year ended 10/31/02 .................        --          6.23       (24.1)         97,962      1.53        (1.06)        174.83
Year ended 10/31/01 .................     (0.48)         8.21       (36.8)        179,365      1.40        (0.46)        102.58

CLASS B
Year ended 10/31/05 .................    $   --        $ 8.62        19.2%       $192,976      2.37%       (1.15)%       144.61%
  Year ended 10/31/04 ...............                  -- 7.23       (1.1)        228,646      2.33        (1.97)        157.23
Year ended 10/31/03 .................        --          7.31        23.3         324,292      2.45        (1.82)        202.81
Year ended 10/31/02 .................        --          5.93       (24.8)        342,592      2.28        (1.82)        174.83
Year ended 10/31/01 .................     (0.48)         7.88       (37.2)        572,068      2.15        (1.20)        102.58

CLASS C
Year ended 10/31/05 .................    $   --        $ 8.61        19.3%       $ 33,643      2.37%       (1.13)%       144.61%
Year ended 10/31/04 .................        --          7.22        (1.2)         41,595      2.33        (1.98)        157.23
Year ended 10/31/03 .................        --          7.31        23.3          54,273      2.45        (1.81)        202.81
Year ended 10/31/02 .................        --          5.93       (24.7)         53,936      2.28        (1.82)        174.83
Year ended 10/31/01 .................     (0.48)         7.87       (37.2)         96,451      2.15        (1.20)        102.58
ALGER HEALTH SCIENCES FUND

CLASS A
Year ended 10/31/05 .................    $(0.70)       $16.24        28.3%       $ 50,581      1.50%(v)    (0.77)%       127.78%
Year ended 10/31/04 .................     (0.23)        13.29        13.7          15,106      1.55(iv)    (1.04)        202.79
Year ended 10/31/03 .................        --         11.91        28.2           8,594      2.36        (1.80)        246.96
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ...        --          9.29        (7.1)            712      2.15        (1.43)        135.82

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                               Income from
                                                           Investment Operations
                                                         -------------------------
                                                                           Net
                                                                        Realized
                                                                          and
                                            Net Asset                  Unrealized        Total
                                             Value,          Net          Gain           from
                                           Beginning     Investment    (Loss) on      Investment
                                            of Period     Loss (i)     Investments    Operations
                                           ----------    ----------    -----------    ----------
ALGER HEALTH SCIENCES FUND (CONTINUED)
CLASS B
Year ended 10/31/05 .................        $13.05        $(0.22)        $ 3.70        $ 3.48
Year ended 10/31/04 .................         11.78         (0.24)          1.74          1.50
Year ended 10/31/03 .................          9.26         (0.28)          2.80          2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ...         10.00         (0.10)         (0.64)        (0.74)
CLASS C
Year ended 10/31/05 .................        $13.05        $(0.22)        $ 3.69        $ 3.47
Year ended 10/31/04 .................         11.78         (0.24)          1.74          1.50
Year ended 10/31/03 .................          9.26         (0.29)          2.81          2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ...         10.00         (0.10)         (0.64)        (0.74)

ALGER SMALLCAP AND MIDCAP GROWTH FUND
CLASS A
  Year ended 10/31/05 ...............        $10.46        $(0.13)        $ 2.71        $ 2.58
Year ended 10/31/04 .................          9.97         (0.13)          0.62          0.49
Year ended 10/31/03 .................          7.65         (0.09)          2.41          2.32
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ...         10.00         (0.01)         (2.34)        (2.35)
CLASS B
Year ended 10/31/05 .................        $10.27        $(0.20)        $ 2.66        $ 2.46
Year ended 10/31/04 .................          9.87         (0.20)          0.60          0.40
Year ended 10/31/03 .................          7.63         (0.16)          2.40          2.24
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ...         10.00         (0.09)         (2.28)        (2.37)
CLASS C
Year ended 10/31/05 .................        $10.27        $(0.20)        $ 2.66        $ 2.46
Year ended 10/31/04 .................          9.86         (0.20)          0.61          0.41
Year ended 10/31/03 .................          7.63         (0.16)          2.39          2.23
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ...         10.00         (0.09)         (2.28)        (2.37)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges. (iii)Ratios have been annualized; total return has not been annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursement.
(v)   Amount has been reduced by 0.15% due to expense reimbursement.

                       See Notes to Financial Statements.

                                                                                             Ratios/Supplemental Data
                                                                                   ---------------------------------------------

                                                                                     Net        Ratio of     Ratio of
                                                           Net                      Assets,     Expenses        Net
                                         Distributions     Asset                    End of         to       Investment
                                             from         Value,                    Period       Average     Loss to      Portfolio
                                         Net Realized     End of       Total        (000's        Net        Average      Turnover
                                             Gains        Period    Return (ii)    omitted)      Assets     Net Assets      Rate
                                         -------------    ------    -----------    --------     --------    ----------    ---------
ALGER HEALTH SCIENCES FUND (CONTINUED)
CLASS B
Year ended 10/31/05 .................      $(0.70)        $15.83         27.5%      $ 16,244      2.25%(vi)    (1.52)%      127.78%
Year ended 10/31/04 .................       (0.23)         13.05         12.9          7,939      2.29(iv)     (1.78)       202.79
Year ended 10/31/03 .................          --          11.78         27.2          3,620      3.22         (2.63)       246.96
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ...          --           9.26         (7.4)           325      2.91         (2.18)       135.82
CLASS C
Year ended 10/31/05 .................      $(0.70)        $15.82         27.4%      $ 25,251      2.25%(vii)   (1.52)%      127.78%
Year ended 10/31/04 .................       (0.23)         13.05         12.9          3,740      2.29(v)      (1.78)       202.79
Year ended 10/31/03 .................          --          11.78         27.2          1,357      3.30         (2.69)       246.96
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ...          --           9.26         (7.4)           309      2.90         (2.17)       135.82

ALGER SMALLCAP AND MIDCAP GROWTH FUND
CLASS A
  Year ended 10/31/05 ...............      $(0.81)        $12.23         25.7%      $ 14,389      1.50%(viii)  (1.13)%       80.54%
Year ended 10/31/04 .................          --          10.46          4.9         10,827      1.53(iv)     (1.21)       101.16
Year ended 10/31/03 .................          --           9.97         30.3          9,932      1.58         (1.06)        83.67
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ...          --           7.65        (23.5)         7,775      1.89         (1.57)        34.09
CLASS B
Year ended 10/31/05 .................      $(0.81)        $11.92         25.0%      $  3,262      2.25%(viii)  (1.88)%       80.54%
Year ended 10/31/04 .................          --          10.27          4.1          2,291      2.27(v)      (1.95)       101.16
Year ended 10/31/03 .................          --           9.87         29.4          1,205      2.37         (1.87)        83.67
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ...          --           7.63        (23.7)           269      2.64         (2.32)        34.09
CLASS C
Year ended 10/31/05 .................      $(0.81)        $11.92         25.0%      $  1,960      2.25%(ix)    (1.88)%       80.54%
Year ended 10/31/04 .................          --          10.27          4.2          1,345      2.28(v)      (1.95)       101.16
Year ended 10/31/03 .................          --           9.86         29.2            969      2.38         (1.86)        83.67
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ...          --           7.63        (23.7)           254      2.64         (2.32)        34.09

----------
(vi)   Amount has been reduced by 0.02% due to expense reimbursements.
(vii)  Amount has been reduced by 0.04% due to expense reimbursements.
(viii) Amount has been reduced by 0.17% due to expense reimbursement.
(ix)   Amount has been reduced by 0.16% due to expense reimbursement.

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                            Income from
                                        Investment Operations
                                     ---------------------------


                                                                           Net
                                Net Asset                   Dividends      Asset
                                 Value,          Net        from Net      Value,
                               Beginning     Investment    Investment     End of
                                 of Year       Income        Income        Year
                               ----------    ----------    ----------     ------
ALGER MONEY MARKET FUND
Year ended 10/31/05             $1.0000        $0.0188      $(0.0188)    $1.0000
Year ended 10/31/04              1.0000         0.0039       (0.0039)     1.0000
Year ended 10/31/03              1.0000         0.0033       (0.0033)     1.0000
Year ended 10/31/02              1.0000         0.0097       (0.0097)     1.0000
Year ended 10/31/01              1.0000         0.0387       (0.0387)     1.0000

                       See Notes to Financial Statements.

                                               Ratios/Supplemental Data
                                           ---------------------------------
                                                                    Ratio of
                                             Net        Ratio of       Net
                                            Assets,     Expenses   Investment
                                            End of         to        Income
                                             Year        Average       to
                                Total       (000's        Net       Average
                               Return      omitted)      Assets    Net Assets
                               ------      --------      -------   ----------
ALGER MONEY MARKET FUND
Year ended 10/31/05              1.9%      $ 61,570       0.90%       1.84%
Year ended 10/31/04              0.4         80,528       0.77        0.37
Year ended 10/31/03              0.3        115,935       0.82        0.34
Year ended 10/31/02              1.0        330,213       0.79        0.99
Year ended 10/31/01              3.9        402,515       0.71        3.88

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- GENERAL:

      The Alger Funds (the "Trust") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight Funds--LargeCap Growth Fund, SmallCap Growth Fund, Balanced Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund, SmallCap and MidCap Growth Fund and Money Market Fund (the "Funds"). Prior to February 28, 2004, the LargeCap Growth Fund was the LargeCap Growth Portfolio, the SmallCap Growth Fund was the Small Capitalization Portfolio, the Balanced Fund was the Balanced Portfolio, the MidCap Growth Fund was the MidCap Growth Portfolio, the Capital Appreciation Fund was the Capital Appreciation Portfolio, the Health Sciences Fund was the Health Sciences Portfolio, the SmallCap and MidCap Growth Fund was the SmallCap and MidCap Portfolio and the Money Market Fund was the Money Market Portfolio. The LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund and SmallCap and MidCap Growth Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Fund's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Money Market Fund's investment objective is high current income which it seeks to achieve by investing in short-term instruments.

      Each Fund, other than the Money Market Fund, offers Class A, Class B and Class C shares. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Each class has identical rights to assets and earnings except that only Class B and Class C shares have plans of distribution and bear the related expenses.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

(A) INVESTMENT VALUATION: Investments of the Funds, other than the Money Market Fund, are valued on each day the NewYork Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

      Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

      The investments of the Money Market Fund, and short-term securities held by the other Funds having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(C) REPURCHASE AGREEMENTS: The Funds enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(D) LENDING OF FUND SECURITIES: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. As of October 31, 2005, there were no securities on loan.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date.

      The Money Market Fund declares dividends daily from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Funds are declared and paid annually.

      With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment trans actions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and premium/discount of debt securities. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

(F) FEDERAL INCOME TAXES: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Fund maintains such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

(G) ALLOCATION METHODS: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, other than the Money Market Fund, are allocated among the Fund's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class B and Class C shares.

(H) INDEMNIFICATION: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(I) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 -- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT MANAGEMENT FEES: Fees incurred by each Fund, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Fund at the following annual rates:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

LargeCap Growth Fund ......................  .75%
SmallCap Growth Fund ......................  .85
Balanced Fund .............................  .75
MidCap Growth Fund ........................  .80
Capital Appreciation Fund .................  .85
Health Sciences Fund ......................  .85
SmallCap and MidCap Growth Fund ...........  .85
Money Market Fund .........................  .50

      Alger Management has established an expense cap for the Health Sciences Fund and the SmallCap and MidCap Growth Fund effective March 1, 2004. Alger Management will reimburse these Funds if annualized operating expenses exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and Class C shares, respectively. For the year ended October 31, 2005, Alger Management reimbursed the Health Sciences Fund and the SmallCap and MidCap Growth Fund $13,263 and $28,492, respectively. Alger Management has contractually agreed to extend the expense cap through February 28, 2006.

(B) DISTRIBUTION FEES: CLASS B SHARES--The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Money Market Fund, reimburse Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor") and an affiliate of Alger Management, for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares. The distribution fee is not to exceed an annual rate of .75% of the respective average daily net assets of the Class B shares of the designated Funds. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Funds, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2005, such excess carried forward was approximately $17,062,000, $13,332,000, $4,143,000, $10,620,000, $20,118,000, $583,000 and
$88,000 for Class B shares of the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund and the SmallCap and MidCap Growth Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

      CLASS C SHARES--The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund, other than the Money Market Fund, pay the Distributor a fee at the annual rate of .75% of the respective average daily net assets of the Class C shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(C) SALES CHARGES: Purchases and sales of shares of the Funds, other than the Money Market Fund, may be subject to initial sales charges or contingent

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

deferred sales charges. For the year ended October 31, 2005, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $36,480 and $2,575,431, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(D) BROKERAGE COMMISSIONS: During the year ended October 31, 2005, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund and the SmallCap and MidCap Growth Fund paid the Distributor commissions of $1,852,364, $189,770, $514,458, $1,997,654, $712,797, $87,195 and $16,610 respectively, in connection with securities transactions.

(E) TRANSFER AGENT FEES AND EXPENSES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, served as transfer agent for the Trust. During the year ended October 31, 2005, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund and the Money Market Fund incurred fees of $32,503, $17,793, $10,148, $31,854, $44,685, $2,036, $736 and $5,192, respectively, for services provided by Alger Services. Effective November 22, 2004, State Street Bank and Trust Company replaced Alger Services as the Funds' transfer agent. Transfer agent services are provided by State Street Bank and Trust Company's affiliate, Boston Financial Data Services, Inc. ("BFDS").

Effective February 28, 2005, the Trust has entered into a shareholder administrative services agreement with Alger Services to compensate Alger Services on a per account basis for its liaison and administrative oversight of BFDS and related services. During the year ended October 31, 2005, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund and the Money Market Fund incurred fees of $114,227, $61,878, $33,355, $108,754, $149,319, $10,478, $2,566 and $18,585, respectively, for these services provided by Alger Services. In addition, during the year ended October 31, 2005, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund, and the Money Market Fund reimbursed Alger Services $368,195, $156,121, $137,325, $447,783, $369,161,
$33,281, $11,003 and $58,105, respectively, for shareholder administrative related expenses paid by Alger Services on behalf of the Funds.

(F) SHAREHOLDER SERVICING FEES: The Trust has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Fund, other than the Money Market Fund, with ongoing servicing of shareholder accounts. As compensation for such services, each designated Fund

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pays the Distributor a monthly fee at an annual rate equal to .25% of each Fund's average daily net assets.

(G) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Trust are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE 4 -- SECURITIES TRANSACTIONS:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2005:

                                                  PURCHASES            SALES
                                                --------------    --------------
LargeCap Growth Fund ........................   $1,163,382,656    $1,271,106,918
SmallCap Growth Fund ........................      167,438,553       191,252,217
Balanced Fund ...............................      409,267,529       475,375,523
MidCap Growth Fund ..........................    1,525,248,046     1,603,251,777
Capital Appreciation Fund ...................      528,128,484       618,377,713
Health Sciences Fund ........................       97,948,014        57,290,420
SmallCap and MidCap Growth Fund .............       13,836,252        13,359,743

As of October 31, 2005, the Alger LargeCap Growth Fund and the Alger MidCap Growth Fund had portfolio securities valued at $2,523,240 and $22,631,490, respectively, segregated by the custodian as collateral for written options.

Written call and put option activity for the year ended October 31, 2005, was as follows:

                                                     NUMBER OF       PREMIUMS
                                                     CONTRACTS       RECEIVED
                                                    -----------     -----------
Alger LargeCap Fund
  Options outstanding at October 31, 2004 .......            --              --
  Options written ...............................         6,733     $ 1,205,713
  Options closed or expired .....................        (3,979)       (632,010)
  Options exercised .............................            --              --
                                                    -----------     -----------
  Options outstanding at October 31, 2005 .......         2,754     $   573,703
                                                    ===========     ===========
Alger MidCap Fund
  Options outstanding at October 31, 2004 .......            --              --
  Options written ...............................        27,068     $ 4,940,912
  Options closed or expired .....................        (6,948)     (1,192,620)
  Options exercised .............................            --              --
                                                    -----------     -----------
  Options outstanding at October 31, 2005 .......        20,120     $ 3,748,292
                                                    ===========     ===========

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                     NUMBER OF       PREMIUMS
                                                     CONTRACTS       RECEIVED
                                                    -----------     -----------
Alger Capital Appreciation Fund
  Options outstanding at October 31, 2004 .......            --              --
  Options written ...............................           480     $   414,943
  Options closed or expired .....................          (480)       (414,943)
  Options exercised .............................            --              --
                                                                    -----------
  Options outstanding at October 31, 2005 .......            --              --
                                                    ===========     ===========

NOTE 5 -- LINES OF CREDIT:

      The Trust participates in committed lines of credit with other Mutual Funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand.

      With the exception of the Capital Appreciation Fund, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes. The Capital Appreciation Fund may borrow under these lines up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Fund borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2005, the Trust had the following borrowings:

                                                   AVERAGE      WEIGHTED AVERAGE
                                                  BORROWING       INTEREST RATE
                                                  ---------     ---------------
LargeCap Growth Fund ............................  $913,992          2.96%
Balanced Fund ...................................   202,096          3.51
MidCap Growth Fund ..............................   216,677          3.88
Capital Appreciation Fund .......................   251,005          3.19

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- SHARE CAPITAL:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series, other than the Money Market Fund, is divided into three separate classes. The transactions of shares of beneficial interest were as follows:

                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                         OCTOBER 31, 2005              OCTOBER 31, 2004
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     ----------    ------------    ----------    ------------
Alger LargeCap Growth Fund
 Class A:
  Shares sold .....................   2,324,619    $ 22,925,032     3,785,781    $ 34,961,378
  Shares converted from Class B ...   1,361,971      13,427,631     4,951,285      45,970,273
  Shares redeemed .................  (7,105,754)    (68,977,578)   (9,331,571)    (86,016,972)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (3,419,164)   $(32,624,915)     (594,505)   $ (5,085,321)
                                     ==========    ============    ==========    ============
 Class B:
  Shares sold .....................   2,285,190    $ 20,756,134     3,625,445    $ 31,437,096
  Shares converted to Class A .....  (1,466,535)    (13,427,631)   (5,290,324)    (45,970,273)
  Shares redeemed .................  (7,106,248)    (64,900,208)   (7,267,198)    (62,501,351)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (6,287,593)   $(57,571,705)   (8,932,077)   $(77,034,528)
                                     ==========    ============    ==========    ============
 Class C:
  Shares sold .....................     562,997    $  5,142,979     1,471,428    $ 12,812,280
  Shares redeemed .................  (1,478,761)    (13,418,208)   (1,498,494)    (12,836,202)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................    (915,764)   $ (8,275,229)      (27,066)   $    (23,922)
                                     ==========    ============    ==========    ============
Alger SmallCap Growth Fund
 Class A:
  Shares sold .....................   2,412,214    $ 12,193,513     1,181,044    $  4,955,133
  Shares converted from Class B ...   2,928,153      13,680,093     5,051,160      21,245,305
  Shares redeemed .................  (3,995,808)    (18,979,042)   (5,027,530)    (20,965,950)
                                     ----------    ------------    ----------    ------------
  Net increase ....................   1,344,559    $  6,894,564     1,204,674    $  5,234,488
                                     ==========    ============    ==========    ============

 Class B:
  Shares sold .....................   1,446,314    $  6,355,365     2,159,641    $  8,451,362
  Shares converted to Class A .....  (3,124,262)    (13,680,093)   (5,423,212)    (21,245,305)
  Shares redeemed .................  (3,631,233)    (15,856,746)   (4,112,290)    (15,983,490)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (5,309,181)   $(23,181,474)   (7,375,861)   $(28,777,433)
                                     ==========    ============    ==========    ============
 Class C:
  Shares sold .....................     236,479    $  1,073,190       256,688    $    984,448
  Shares redeemed .................    (376,634)     (1,637,419)     (405,714)     (1,561,201)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................    (140,155)   $   (564,229)     (149,026)   $   (576,753)
                                     ==========    ============    ==========    ============

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                         OCTOBER 31, 2005              OCTOBER 31, 2004
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     ----------    ------------    ----------    ------------
Alger Balanced Fund
 Class A:
  Shares sold .....................     490,076    $  9,565,181       786,535    $ 14,753,407
  Shares converted from Class B ...      87,013       1,698,164       209,794       3,938,485
  Dividends reinvested ............      21,332         411,710        37,398         692,621
  Shares redeemed .................  (1,659,398)    (32,409,362)   (1,679,123)    (31,432,047)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (1,060,977)   $(20,734,307)     (645,396)   $(12,047,534)
                                     ==========    ============    ==========    ============
 Class B:
  Shares sold .....................     253,609    $  4,821,665       659,551    $ 12,118,921
  Dividends reinvested ............      11,126         211,063        12,407         225,684
  Shares converted to Class A .....     (88,824)     (1,698,164)     (214,310)     (3,938,485)
  Shares redeemed .................  (2,111,540)    (40,172,190)   (2,200,661)    (40,221,437)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (1,935,629)   $(36,837,626)   (1,743,013)   $(31,815,317)
                                     ==========    ============    ==========    ============
 Class C:
  Shares sold .....................      62,755    $  1,215,149       233,090    $  4,341,356
  Dividends reinvested ............       3,453          65,822         3,643          66,554
  Shares redeemed .................    (702,031)    (13,370,597)     (822,031)    (15,043,212)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................    (635,823)   $(12,089,626)     (585,298)   $(10,635,302)
                                     ==========    ============    ==========    ============
Alger MidCap Growth Fund
 Class A:
  Shares sold .....................   7,892,150    $ 68,849,847    14,804,827    $116,632,798
  Shares converted from Class B ...   2,330,615      20,431,026     5,032,695      39,698,864
  Shares redeemed .................  (10,385,586)   (90,676,209)   (15,480,099)  (121,775,451)
                                     ----------    ------------    ----------    ------------
  Net increase (decrease) .........    (162,821)   $ (1,395,336)    4,357,423    $ 34,556,211
                                     ==========    ============    ==========    ============
 Class B:
  Shares sold .....................   3,963,737    $ 31,948,237     6,665,291    $ 49,119,085
  Shares converted to Class A .....  (2,519,535)    (20,431,026)   (5,403,047)    (39,698,864)
  Shares redeemed .................  (8,283,623)    (66,967,057)   (9,524,724)    (69,584,665)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (6,839,421)   $(55,449,846)   (8,262,480)   $(60,164,444)
                                     ==========    ============    ==========    ============
 Class C:
  Shares sold .....................   1,657,418    $ 13,478,329     3,207,328    $ 23,687,883
  Shares redeemed .................  (2,645,778)    (21,251,185)   (2,408,406)    (17,497,437)
                                     ----------    ------------    ----------    ------------
  Net increase (decrease) .........    (988,360)   $ (7,772,856)      798,922    $  6,190,446
                                     ==========    ============    ==========    ============

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                         OCTOBER 31, 2005              OCTOBER 31, 2004
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     ----------    ------------    ----------    ------------
Alger Capital Appreciation Fund
 Class A:
  Shares sold .....................   2,234,005    $ 19,314,402     1,957,522    $ 15,512,290
  Shares converted from Class B ...   1,634,174      13,915,183     4,670,294      37,504,791
  Shares redeemed .................  (5,700,896)    (48,220,944)   (5,362,253)    (42,343,889)
                                     ----------    ------------    ----------    ------------
  Net increase (decrease) .........  (1,832,717)   $(14,991,359)    1,265,563    $ 10,673,192
                                     ==========    ============    ==========    ============

 Class B:
  Shares sold .....................   1,041,065    $  8,250,166     2,196,054    $ 16,518,900
  Shares converted to Class A .....  (1,749,940)    (13,915,183)   (4,965,396)    (37,504,791)
  Shares redeemed .................  (8,542,286)    (67,692,076)   (9,956,627)    (73,748,590)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (9,251,161)   $(73,357,093)   (12,725,969)  $(94,734,481)
                                     ==========    ============    ==========    ============
 Class C:
  Shares sold .....................     242,476    $  1,939,799       629,566    $  4,764,214
  Shares redeemed .................  (2,095,745)    (16,510,970)   (2,298,916)    (17,061,481)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................  (1,853,269)   $(14,571,171)   (1,669,350)   $(12,297,267)
                                     ==========    ============    ==========    ============

Alger Health Sciences Fund
 Class A:
  Shares sold .....................   2,148,646    $ 33,257,004       563,963    $  7,639,625
  Shares converted from Class B ...      24,886         370,287        10,929         146,271
  Dividends reinvested ............      46,853         657,351        13,576         167,934
  Shares redeemed .................    (243,126)     (3,716,151)     (173,720)     (2,383,764)
                                     ----------    ------------    ----------    ------------
  Net increase ....................   1,977,259    $ 30,568,491       414,748    $  5,570,066
                                     ==========    ============    ==========    ============
 Class B:
  Shares sold .....................     544,014    $  8,166,377       396,834    $  5,173,379
  Dividends reinvested ............      18,064         248,555         3,637          44,444
  Shares converted to Class A .....     (25,440)       (370,287)      (11,091)       (146,271)
  Shares redeemed .................    (118,760)     (1,768,601)      (88,324)     (1,112,852)
                                     ----------    ------------    ----------    ------------
  Net increase ....................     417,878    $  6,276,044       301,056    $  3,958,700
                                     ==========    ============    ==========    ============
Class C:
  Shares sold .....................   1,376,587    $ 21,208,881       192,177    $  2,535,031
  Dividends reinvested ............      11,371         156,462         2,366          28,911
  Shares redeemed .................     (78,811)     (1,170,187)      (23,169)       (299,835)
                                     ----------    ------------    ----------    ------------
  Net increase ....................   1,309,147    $ 20,195,156       171,374    $  2,264,107
                                     ==========    ============    ==========    ============

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                         OCTOBER 31, 2005              OCTOBER 31, 2004
                                       SHARES         AMOUNT         SHARES         AMOUNT
                                     ----------    ------------    ----------    ------------
Alger SmallCap and MidCap
Growth Fund
 Class A:
  Shares sold .....................     173,667    $  1,977,626        98,734    $  1,035,622
  Shares converted from Class B ...      11,604         129,423         4,329          43,957
  Dividends reinvested ............      42,535         457,679            --              --
  Shares redeemed .................     (85,976)       (963,466)      (64,161)       (668,477)
                                     ----------    ------------    ----------    ------------
  Net increase ....................     141,830    $  1,601,262        38,902    $    411,102
                                     ==========    ============    ==========    ============
 Class B:
  Shares sold .....................      98,482    $  1,091,860       133,855    $  1,360,513
  Dividends reinvested ............      16,197         171,044            --              --
  Shares converted to Class A .....     (11,858)       (129,423)       (4,398)        (43,957)
  Shares redeemed .................     (52,174)       (576,738)      (28,523)       (287,651)
                                     ----------    ------------    ----------    ------------
  Net increase ....................      50,647    $    556,743       100,934    $  1,028,905
                                     ==========    ============    ==========    ============
 Class C:
  Shares sold .....................      44,485    $    500,079        54,030    $    556,186
  Dividends reinvested ............       8,606          90,884            --              --
  Shares redeemed .................     (19,684)       (216,131)      (21,312)       (216,701)
                                     ----------    ------------    ----------    ------------
  Net increase ....................      33,407    $    374,832        32,718    $    339,485
                                     ==========    ============    ==========    ============
Alger Money Market Fund
  Shares sold .....................      35,369    $     35,444*   66,115,637    $ 66,158,584+
  Dividends reinvested ............       1,210           1,210       330,082         330,082
  Shares redeemed .................     (55,612)        (55,612)   (101,895,323) (101,895,323)
                                     ----------    ------------    ----------    ------------
  Net decrease ....................     (19,033)   $    (18,958)   (35,449,604)  $(35,406,657)
                                     ==========    ============    ==========    ============

* Dollar amount of shares sold includes a reimbursement by Alger Management of $75,000 for losses on portfolio investments incurred in previous fiscal years.

+ Dollar amount of shares sold includes a reimbursement by Alger Management of $42,947 for losses on portfolio investments incurred in previous fiscal years.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 -- TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:

      The tax character of distributions paid during the year ended October 31, 2005 and the year ended October 31, 2004 were as follows:

                                               YEAR ENDED          YEAR ENDED
                                            OCTOBER 31, 2005    OCTOBER 31, 2004
                                            ----------------    ----------------
LargeCap Growth Fund
Distributions paid from:
  Ordinary Income .........................            --                  --
  Long-term capital gain ..................            --                  --
                                               ----------          ----------
  Total distributions paid ................            --                  --
                                               ==========          ==========
SmallCap Growth Fund
Distributions paid from:
  Ordinary Income .........................            --                  --
  Long-term capital gain ..................            --                  --
                                               ----------          ----------
  Total distributions paid ................            --                  --
                                               ==========          ==========
Balanced Fund
Distributions paid from:
  Ordinary Income .........................    $1,122,926          $1,038,280
  Long-term capital gain ..................            --
                                               ----------          ----------
  Total distributions paid ................    $1,122,926          $1,038,280
                                               ==========          ==========
MidCap Growth Fund
Distributions paid from:
  Ordinary Income .........................            --                  --
  Long-term capital gain ..................            --                  --
                                               ----------          ----------
  Total distributions paid ................            --                  --
                                               ==========          ==========
Capital Appreciation Fund
Distributions paid from:
  Ordinary Income .........................            --                  --
  Long-term capital gain ..................            --                  --
                                               ----------          ----------
  Total distributions paid ................            --                  --
                                               ==========          ==========
Health Sciences Fund
Distributions paid from:
  Ordinary Income .........................    $1,114,739          $  242,648
  Long-term capital gain ..................       345,088              41,250
                                               ----------          ----------
  Total distributions paid ................    $1,459,827          $  283,898
                                               ==========          ==========
SmallCap and MidCap Growth Fund
Distributions paid from:
  Ordinary Income .........................    $  167,312                  --
  Long-term capital gain ..................       998,103                  --
                                               ----------          ----------
  Total distributions paid ................    $1,165,415                  --
                                               ==========          ==========
Money Market Fund
Distributions paid from:
  Ordinary Income .........................    $1,249,958          $  342,302
  Long-term capital gain ..................            --                  --
                                               ----------          ----------
  Total distributions paid ................    $1,249,958          $  342,302
                                               ==========          ==========

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

LargeCap Growth Fund
  Undistributed ordinary income ..................................            --
  Undistributed long-term gain ...................................            --
  Unrealized appreciation ........................................   $24,756,405

SmallCap Growth Fund
  Undistributed ordinary income ..................................            --
  Undistributed long-term gain ...................................            --
  Unrealized appreciation ........................................   $23,974,259

Balanced Fund
  Undistributed ordinary income ..................................   $   647,347
  Undistributed long-term gain ...................................            --
  Unrealized appreciation ........................................     6,364,715

MidCap Growth Fund
  Undistributed ordinary income ..................................   $49,391,586
  Undistributed long-term gain ...................................    24,188,128
  Unrealized appreciation ........................................    33,542,074

Capital Appreciation Fund
  Undistributed ordinary income ..................................            --
  Undistributed long-term gain ...................................            --
  Unrealized appreciation ........................................   $42,003,644

Health Sciences Fund
  Undistributed ordinary income ..................................   $ 1,969,329
  Undistributed long-term gain ...................................       967,519
  Unrealized appreciation ........................................     7,740,872

SmallCap and MidCap Growth Fund
  Undistributed ordinary income ..................................   $   391,183
  Undistributed long-term gain ...................................       959,460
  Unrealized appreciation ........................................     4,273,912

Money Market Fund
  Undistributed ordinary income ..................................            --
  Undistributed long-term gain ...................................            --
  Unrealized appreciation ........................................            --

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At October 31, 2005, the Funds, for federal income tax purposes, had capital loss caryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

                                                       EXPIRATION DATE
                                 -------------------------------------------------------
                                     2009            2010            2011         2012         TOTAL
                                 ------------    ------------    -----------    --------    ------------
LargeCap Growth Fund .........   $ 38,166,509    $165,962,647    $21,526,122          --    $225,655,278
SmallCap Growth Fund .........   $ 79,071,807    $ 30,152,501             --          --    $109,224,308
Balanced Fund ................             --    $ 28,940,251    $ 2,892,067          --    $ 31,832,318
Capital Appreciation Fund ....   $334,408,610    $204,820,909             --          --    $539,229,519
Money Market Fund ............   $    216,474              --                   $    640    $    217,114

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 -- LITIGATION:

      Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

      On December 16, 2005, Alger Management received from the staff of the SEC a "Wells Notice" which indicated that the staff intends to recommend that the Commission bring civil enforcement action for possible violations of the federal securities laws. "Wells Notices" also have been sent to certain companies affiliated with Alger Management, as well as certain present and former members of its senior management. The Wells Notices arose out of the SEC's staff ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger Management and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. Alger Management plans to send a Wells submission to the staff in January 2006.

      On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases (not yet including the West Virginia action) -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court dismissed both complaints in their entirety with respect to the Alger Mutual Funds and dismissed all claims against the other Alger defendants other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. It is anticipated that orders implementing the rulings will be entered in or about January 2006, and that motions for reconsideration will thereafter be filed.

      Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

      The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

      Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

To the Shareholders and
 Board of Trustees of The Alger Funds:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds (comprising, respectively, the LargeCap Growth, SmallCap Growth, Balanced, MidCap Growth, Capital Appreciation, Health Sciences, SmallCap and MidCap Growth, and Money Market Funds) (collectively, the "Funds") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the LargeCap Growth, SmallCap Growth, Balanced, MidCap Growth, Capital Appreciation, and Money Market Funds for the year ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Alger Funds at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                  /s/ Ernest & Young LLP


December 12, 2005

THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

      As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2005 and ending October 31, 2005.

ACTUAL EXPENSES

      The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      Ratio of
                                                                     Expenses to
                                                                       Average
                                                        Expenses     Net Assets
                              Beginning   Ending       Paid During    For the
                               Account    Account      the Period       Year
                                Value      Value     May 1, 2005 to   Ended
                               May 1,   October 31,    October 31,   October 31,
                                2005       2005          2005(b)       2005(c)
                              --------- ----------- ---------------- -----------
ALGER LARGECAP GROWTH FUND
CLASS A   ACTUAL ............ $1,000.00  $1,123.30       $ 7.33         1.37%
          HYPOTHETICAL(A) ...  1,000.00   1,018.30         6.97         1.37
CLASS B   ACTUAL ............  1,000.00   1,118.80        11.32         2.12
          HYPOTHETICAL(A) ...  1,000.00   1,014.52        10.76         2.12
CLASS C   ACTUAL ............  1,000.00   1,118.90        11.32         2.12
          HYPOTHETICAL(A) ...  1,000.00   1,014.52        10.76         2.12

ALGER SMALLCAP GROWTH FUND
CLASS A   ACTUAL ............ $1,000.00  $1,211.60       $ 9.03         1.62%
          HYPOTHETICAL(A) ...  1,000.00   1,017.04         8.24         1.62
CLASS B   ACTUAL ............  1,000.00   1,206.00        13.12         2.36
          HYPOTHETICAL(A) ...  1,000.00   1,013.31        11.98         2.36
CLASS C   ACTUAL ............  1,000.00   1,208.50        13.19         2.37
          HYPOTHETICAL(A) ...  1,000.00   1,013.26        12.03         2.37

ALGER BALANCED FUND
CLASS A   ACTUAL ............ $1,000.00  $1,078.70       $ 6.86         1.31%
          HYPOTHETICAL(A) ...  1,000.00   1,018.60         6.67         1.31
CLASS B   ACTUAL ............  1,000.00   1,074.90        10.77         2.06
          HYPOTHETICAL(A) ...  1,000.00   1,014.82        10.46         2.06
CLASS C   ACTUAL ............  1,000.00   1,074.50        10.77         2.06
          HYPOTHETICAL(A) ...  1,000.00   1,014.82        10.46         2.06

ALGER MIDCAP GROWTH FUND
CLASS A   ACTUAL ............ $1,000.00  $1,127.00       $ 7.29         1.36%
          HYPOTHETICAL(A) ...  1,000.00   1,018.35         6.92         1.36
CLASS B   ACTUAL ............  1,000.00   1,124.00        11.30         2.11
          HYPOTHETICAL(A) ...  1,000.00   1,014.57        10.71         2.11
CLASS C   ACTUAL ............  1,000.00   1,122.80        11.29         2.11
          HYPOTHETICAL(A) ...  1,000.00   1,014.57        10.71         2.11

ALGER CAPITAL APPRECIATION FUND
CLASS A   ACTUAL ............ $1,000.00  $1,147.30       $ 8.82         1.63%
          HYPOTHETICAL(A) ...  1,000.00   1,016.99         8.29         1.63
CLASS B   ACTUAL ............  1,000.00   1,143.20        12.80         2.37
          HYPOTHETICAL(A) ...  1,000.00   1,013.26        12.03         2.37
CLASS C   ACTUAL ............  1,000.00   1,141.90        12.80         2.37
          HYPOTHETICAL(A) ...  1,000.00   1,013.26        12.03         2.37

ALGER HEALTH SCIENCES FUND
CLASS A   ACTUAL ............ $1,000.00  $1,129.30       $ 8.05         1.50%
          HYPOTHETICAL(A) ...  1,000.00   1,017.64         7.63         1.50
CLASS B   ACTUAL ............  1,000.00   1,125.90        12.06         2.25
          HYPOTHETICAL(A) ...  1,000.00   1,013.86        11.42         2.25
CLASS C   ACTUAL ............  1,000.00   1,125.20        12.05         2.25
          HYPOTHETICAL(A) ...  1,000.00   1,013.86        11.42         2.25

                                                                      Ratio of
                                                                     Expenses to
                                                                       Average
                                                        Expenses     Net Assets
                              Beginning   Ending       Paid During    For the
                               Account    Account      the Period       Year
                                Value      Value     May 1, 2005 to   Ended
                               May 1,   October 31,    October 31,   October 31,
                                2005       2005          2005(b)       2005(c)
                              --------- ----------- ---------------- -----------

ALGER SMALLCAP AND MIDCAP GROWTH FUND
CLASS A   ACTUAL ............ $1,000.00  $1,204.90       $ 8.34         1.50%
          HYPOTHETICAL(A) ...  1,000.00   1,017.64         7.63         1.50
CLASS B   ACTUAL ............  1,000.00   1,200.40        12.48         2.25
          HYPOTHETICAL(A) ...  1,000.00   1,013.86        11.42         2.25
CLASS C   ACTUAL ............  1,000.00   1,200.40        12.48         2.25
          HYPOTHETICAL(A) ...  1,000.00   1,013.86        11.42         2.25

ALGER MONEY MARKET FUND
          ACTUAL ............ $1,000.00  $1,011.60       $ 4.56         0.90%
          HYPOTHETICAL(A) ...  1,000.00   1,020.67         4.58         0.90

----------
(a)   5% annual return before expenses.
(b) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)   Annualized.

TAX INFORMATION
(UNAUDITED)

      In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2005, 100.00%, 3.26% and 13.17% of the Balanced Fund, Health Sciences and the SmallCap and MidCap Growth Fund ordinary dividend, respectively, qualified for the dividends received deduction for corporations. For the year ended October 31, 2005, certain dividends paid by the funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

      Alger Balanced Fund                           $1,122,926
      Alger Health Sciences                          1,114,739
      Alger SmallCap and MidCap Growth                 167,312

      Shareholders should not use the above information to prepare their tax returns. Since the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

TRUSTEES AND OFFICERS OF THE FUNDS (UNAUDITED)

Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Funds, Spectra Fund, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                  NUMBER OF
                                                                                                 FUNDS IN THE
                                                                                                  ALGER FUND
       NAME, AGE,                                                                TRUSTEE         COMPLEX WHICH
   POSITION WITH THE                                                             AND/OR          ARE OVERSEEN
    FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS               OFFICER SINCE       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (70)          Chairman of the Board of Alger                    1986                22
  Chairman of the Board         Associates, Inc. ("Associates"),
                                Fred Alger & Company, Incorporated
                                ("Alger Inc."), Alger Management, Alger
                                Properties, Inc. ("Properties"), Alger
                                Shareholder Services, Inc. ("Services"),
                                Alger Life Insurance Agency, Inc.
                                ("Agency"), Fred Alger International
                                Advisory S.A. ("International"), and five of
                                the six funds in the Alger Fund Complex;
                                Chairman of the Boards of Alger
                                SICAV("SICAV") and Analysts
                                Resources, Inc. ("ARI").

Dan C. Chung (43)               President, Director and Chief Investment          2001                16
  President and Trustee         Officer of Alger Management; President
                                and Director of Associates, Alger Inc.,
                                Properties, Services, Agency, International,
                                ARI and Trust; Trustee/Director of four of
                                the six funds in the Alger Fund Complex.

Hilary M. Alger (44)            Trustee/Director of five of the six funds         2003                17
  Trustee                       in the Alger Fund Complex; Director of
                                Development, Pennsylvania Ballet; formerly
                                Associate Director of Development, College
                                of Arts and Sciences, University of Virginia,
                                formerly Director of Development and
                                Communications, Lenox Hill
                                Neighborhood House.

                                                                                                  NUMBER OF
                                                                                                 FUNDS IN THE
                                                                                                  ALGER FUND
       NAME, AGE,                                                                TRUSTEE         COMPLEX WHICH
   POSITION WITH THE                                                             AND/OR          ARE OVERSEEN
    FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS               OFFICER SINCE       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Stephen E. O'Neil (73)          Attorney; Private investor since 1981;            1986                23
  Trustee                       Director of Brown-Forman Corporation;
                                Trustee/Director of the six funds in the
                                Alger Fund Complex; formerly of Counsel
                                to the law firm of Kohler & Barnes.

Charles F. Baird, Jr. (52)      Managing Partner of North Castle Partners,        2000                16
  Trustee                       a private equity securities group; Chairman
                                of Equinox, Leiner Health Products,
                                Elizabeth Arden Day Spas, Grand Expeditions
                                and EAS; Trustee/Director of four of the six
                                funds in the Alger Fund Complex. Formerly
                                Managing Director of AEAInvestors, Inc.

Roger P. Cheever (60)           Associate Dean of Development, Harvard            2000                16
  Trustee                       University; Trustee/Director of four of the
                                six funds in the Alger Fund Complex.
                                Formerly Deputy Director of the Harvard
                                College Fund.

Lester L. Colbert, Jr. (71)     Private investor; Trustee/Director of five of     2000                17
  Trustee                       the six funds in the Alger Fund Complex.
                                Formerly Chairman of the Board and Chief
                                Executive Officer of Xidex Corporation.


Nathan E. Saint-Amand,          Medical doctor in private practice; Co-Partner    1986                23
  M.D. (67)                     Fishers Island Partners; Member of the Board
  Trustee                       of the Manhattan Institute; Trustee/Director
                                of the six funds in the Alger Fund Complex.
                                Formerly Co-Chairman Special Projects
                                Committee of Memorial Sloan Kettering.

                                                                                                  NUMBER OF
                                                                                                 FUNDS IN THE
                                                                                                  ALGER FUND
       NAME, AGE,                                                                TRUSTEE         COMPLEX WHICH
   POSITION WITH THE                                                             AND/OR          ARE OVERSEEN
    FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS               OFFICER SINCE       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------

OFFICERS

Frederick A. Blum (51)          Executive Vice President and Treasurer of         1996                N/A
  Treasurer and                 Alger Inc., Alger Management, Properties,
  Assistant Secretary           Associates, ARI, Services and Agency since
                                September 2003 and Senior Vice President
                                prior thereto; Treasurer of each of the other
                                five investment companies in the Alger Fund
                                Complex since the later of 1996 or its
                                inception. Director of SICAV and International
                                and Chairman of the Board (and prior thereto,
                                Senior Vice President) and Treasurer of Alger
                                National Trust Company since 2003.

Hal Liebes (41)                 Executive Vice President, Chief Legal Officer     2005                N/A
  Secretary and Chief           and Secretary of Alger Inc., Secretary of the
  Compliance Officer            other five investment companies in the
                                Alger Fund Complex-2005. Formerly U.S.
                                General Counsel 1994-2002 and Global
                                General Counsel 2002-2004, Credit Suisse
                                Asset Management; Global Chief Compliance
                                Officer 2004, AMVESCAP PLC.

Michael D. Martins (39)         Senior Vice President of Alger Management;        2005               N/A
  Assistant Treasurer and       Assistant Treasurer and Assistant Secretary
  Assistant Secretary           of the other five investment companies
                                in the Alger Fund Complex-2005.
                                Formerly Vice President, Brown Brothers
                                Harriman & Co. 1997-2004.

Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred M. Alger
III. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

INVESTMENT MANAGEMENT AGREEMENT RENEWAL (UNAUDITED)

At an in-person meeting held on September 7, 2005, the Trustees of the Trust considered renewal of the Investment Management Agreements (the "Agreements") between the Trust in respect of each of its portfolios (each a "Fund") and Fred Alger Management, Inc. (the "Adviser"). The Trustees who are not "interested persons" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act") also met separately with their counsel to consider the Agreements. In evaluating the Agreements, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by the Adviser and by counsel to the Trust. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates Fred Alger & Company, Incorporated and Alger Shareholder Services, Inc. from their relationship with each of the Funds, and (iv) the extent to which economies of scale would be realized if and as each Fund grows and whether the fee levels in the respective Agreements reflect these economies of scale. These materials included an analysis of the Funds and the Adviser's services by Callan Associates Inc ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to renew the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to the Adviser and its affiliates from their relationship with the Trust.

NATURE, EXTENT AND QUALITY OF SERVICES
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under each of the Agreements the Adviser is responsible for managing the investment operations of the respective Fund and for providing a full range of administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs. The Trustees reviewed the background and experience of the Adviser's senior investment management personnel, including those individuals responsible for the investment operations of each Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Funds' portfolios and administering the Funds' affairs, as well as the Adviser's overall investment management business. The Trustees concluded that the Adviser's experience, resources and strength in those areas of importance to the Funds are considerable. They noted especially the Adviser's history of expertise in managing portfolios of "growth" stocks like those of the Funds other than the Money Market Fund. They also took notice of the Money Market and Balanced Funds' ability to manage fixed-income instruments across the credit and credit quality spectra. The Trustees also considered the level and depth of the Adviser's ability to execute portfolio transactions to effect investment decisions. They also noted the history of extremely favorable reviews of the Adviser's shareholder-relations representatives by an independent rating concern. Finally, the Trustees took notice of the enhancements to the control and compliance environment at the Adviser and within the Trust. On the basis of their review, the Trustees determined that the nature and extent of the services provided to each of the Funds by the Adviser (including, in each case, the Fund's performance, as discussed below) were of high quality and could be expected to remain so.

INVESTMENT PERFORMANCE OF THE FUNDS
Drawing upon information provided at the meeting by the Adviser as well as Callan and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees noted that the performance of each of the Funds other than the Money Market Fund (which is discussed below) had shown substantial recent improvement. For the year ended August 31, 2005, not only had each Fund beaten its benchmark index (in some cases by a significant margin) but, more importantly, none had placed lower than the 13th percentile of its Lipper peer group. The Trustees acknowledged that the Adviser's recent efforts to improve the Funds' performance and, more generally, the firm's rebuilding of the investment team in response to the devastating events of September 11, 2001, were bearing fruit. Accordingly, they concluded that the performance of each of the Funds (other than the Money Market Fund) strongly supported renewal of the Fund's Agreement. As to the Money Market Fund, the Trustees found the Fund's performance to be satisfactory in light of the Adviser's policy of conservative management in the interest of risk avoidance.

PROFITABILITY TO THE ADVISER AND ITS AFFILIATES
The Trustees considered the profitability of the advisory arrangement with each Fund to the Adviser and the Adviser's affiliates and the methodology used by the Adviser in determining such profitability. The Trustees had been provided with data on each Fund's profitability to the Adviser and to the Adviser's affiliates for the Fund's most recent fiscal year. In addition, the Trustees reviewed each Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that, while most of the Funds' advisory fees and expense ratios were at or near (and in some cases below) the median for the Fund's Callan peer group, other Funds' fees (SmallCap & MidCap, Capital Appreciation, and Balanced) and/or
expense ratios (LargeCap C, SmallCap B and C, and Capital Appreciation - all classes) were above the relevant median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion they concluded that, to the extent that the Adviser's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profitability in each case was modest. In the case of the Money Market Fund, both the Adviser and its affiliates lost money.

ECONOMIES OF SCALE
On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that the Adviser is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current levels of profitability of each of the Funds to the Adviser and its affiliates, such economies as might already exist were subsumed in the level of the management fees, and that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that the Adviser address this topic with the Trustees at future meetings.

OTHER BENEFITS TO THE ADVISER
The Trustees considered whether the Adviser benefits in other ways from its relationship with the Funds. In that connection, they noted that the Adviser maintains soft-dollar arrangements in connection with the Funds' brokerage transactions (other than those of the Money Market Portfolio), data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that the Trust's Distributor, Fred Alger & Company, Incorporated, provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds (other than the Money Market Fund) as well, and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to the Adviser and its affiliates of their relationships with the Funds. As to the benefits received from the soft-dollar arrangements, the Trustees decided that, in light of the nature and scale of the arrangements, they were not so significant as to render the Adviser's fees excessive.

CONCLUSION
After weighing the foregoing factors, the Trustees, including the Independent Trustees, approved the renewal of each of the Investment Management Agreements. They reasoned that, considered in themselves, the services provided by the Adviser were appropriate for the needs of each Fund and of high quality, that the performance of the Money Market Fund was satisfactory (given its conservative risk management practices), that the recent performance of each of the other Funds had been excellent, and that the Adviser could reasonably be expected to provide services of comparable quality in the future. The Trustees determined that the advisory fees, while higher in some cases than those charged by a majority of similar funds, were not so high even in those cases as to be unreasonable when considered in relation to the nature, extent and high quality of the services currently provided, including the Funds' recent performance, that each Fund's relationship with the Adviser and its affiliates was not so profitable as to render the fee excessive, that any additional benefits to the Adviser and/or its affiliates other than those already considered in the profitability analysis were not of a magnitude materially to affect the Trustees' deliberations, and that the issue of sharing economies of scale with the Funds, while inviting future consideration, was not of major current importance.

PROXY VOTING POLICIES

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

NOTES:

NOTES:

NOTES:

NOTES:

THE ALGER FUNDS

111 Fifth Avenue
New York, NY 10003
(800) 992-3863
www.alger.com

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Funds, which contains information concerning the Trust's investment policies, fees and expenses as well as other pertinent information.

[ALGER LOGO]


SAA 103105

[ALGER LOGO] The Alger Funds
             Boston Financial Data Services, Inc.
             P.O. Box 8480
             Boston, MA 02266




SAA 103105

ITEM 2.   CODE OF ETHICS.

          (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

          (b) Not applicable.

          (c) The amendments to the Code of Ethics are: The 60-day holding period for selling securities at gains now applies to Access persons, before it applied only to Advisory persons; Prohibition on IPO's now applies to Access persons, before it applied only to Advisory persons; Approval from Legal/Compliance is now necessary for investments in Private Placements by Access persons, before, such approval was only required of Advisory persons.

          (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

          (e) Not applicable.

          (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          a) Audit Fees:
                    October 31, 2005           $184,800
                    October 31, 2004           $170,100

          b) Audit-Related Fees: NONE

          c) Tax Fees for tax advice, tax compliance and tax planning:
                    October 31, 2005           $72,281
                    October 31, 2004           $44,049

          d) All Other Fees:
                    October 31, 2005           $13,600
                    October 31, 2004           $14,500

          Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

          e) 1) Audit Committee Pre-Approval Policies And Procedures:

          Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

             2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

          f) Not Applicable

          g) Non-Audit Fees:
                    October 31, 2005           $186,831 and 56,050 Euros
                    October 31, 2004           $157,449 and 82,300 Euros

          h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to
          (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS.

          Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

          (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

          (a) (1) Code of Ethics as Exhibit 99.CODE ETH

          (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

          (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

 By:   /s/Dan C. Chung

       Dan C. Chung

       President

Date:  January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/Dan C. Chung

       Dan C. Chung

       President

Date:  January 6, 2006


By:    /s/Frederick A. Blum

       Frederick A. Blum

       Treasurer

Date:  January 6, 2006